Registration Nos. 002-93707/811-4119

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

Post-Effective Amendment No. 64     /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 61      /X/

T. Rowe Price High Yield Fund, Inc.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

Approximate Date of Proposed Public Offering October 1, 2020

 It is proposed that this filing will become effective (check appropriate box):

// Immediately upon filing pursuant to paragraph (b)

/X/ On October 1, 2020 pursuant to paragraph (b)

// 60 days after filing pursuant to paragraph (a)(1)

// On (date) pursuant to paragraph (a)(1)

// 75 days after filing pursuant to paragraph (a)(2)

// On (date) pursuant to paragraph (a)(2) of Rule 485

 If appropriate, check the following box:

// This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS October 1, 2020
T. ROWE PRICE
High Yield Fund
PRHYX PRHIX PAHIX TRKZX	Investor Class I Class Advisor Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

Table of Contents

1	SUMMARY
High Yield Fund 1
2	MORE ABOUT THE FUND

Management of the Fund   9

Closed to New Investors   11

More Information About the Fund’s Investment Objective(s), Strategies, and Risks   11

Portfolio Turnover   27

Financial Highlights   27

Disclosure of Fund Portfolio Information   35

3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price   37

Available Share Classes   37

Distribution and Shareholder
Servicing Fees   39

Account Service Fee   41

Policies for Opening an Account   42

Pricing of Shares and Transactions   43

Investing Directly with T. Rowe Price   45

Investing Through a Financial
Intermediary   51

General Policies Relating to Transactions   53

Contacting T. Rowe Price   60

Information on Distributions and Taxes   62

Rights Reserved by the Funds   69

SUMMARY	1

Investment Objective(s)

The fund seeks high current income and, secondarily, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Advisor Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.59%	0.59%	0.59%	0.59%

Distribution and service (12b-1) fees	—	—	0.25 [b]	—

Other expenses	0.13	0.01	0.16	0.01

Total annual fund operating expenses	0.72	0.60	1.00	0.60

Fee waiver/expense reimbursement	—	—	—	(0.60	) [c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.72	0.60	1.00	0.00	[c]

a   Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b   Restated to show maximum 12b-1 fee rate of 0.25%. Actual rate for the prior fiscal year was 0.24%.

c   T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc. expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the table above; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 year	3 years	5 years	10 years
Investor Class	$74	$230	$401	$894
I Class	61	192	335	750
Advisor Class	102	318	552	1,225
Z Class	0	0	0	0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 42.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a widely diversified portfolio of high yield corporate bonds, often called “junk” bonds, as well as income-producing convertible securities and preferred stocks that are rated below investment grade or not rated by any major credit rating agency but deemed to be below investment grade by T. Rowe Price. If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the fund’s 80% investment policy. High yield bonds are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the fund may be senior or subordinate obligations of the borrower. The fund may invest up to 15% of its total assets in bank loans.

The fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions. In selecting investments, the fund relies extensively on T. Rowe Price credit research analysts. The fund intends to focus primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market.

While most assets will typically be invested in U.S. dollar-denominated bonds, the fund may also invest in bonds of foreign issuers (including securities of issuers in emerging markets). The

SUMMARY	3

fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated bonds of foreign issuers. The fund may also use forward currency exchange contracts, credit default swaps, and index options in keeping with its objective(s). Forward currency exchange contracts would typically be used to protect the fund’s foreign bond holdings from adverse currency movements relative to the U.S. dollar. Credit default swaps would generally be used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality. Index options would typically be used to efficiently access or adjust exposure to certain market segments and to generate additional income.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, to shift assets into and out of higher-yielding instruments, or to reduce its exposure to certain instruments.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s).The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Credit quality An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Junk investing Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, and loans that are rated below investment grade, expose the fund to greater volatility and credit risk than investments in securities that are rated investment grade. Issuers of junk bonds and loans are usually not as strong financially and are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. As a result, bonds and loans rated below investment grade carry a higher risk of default and should be considered speculative.

Fixed income markets Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the

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overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Bank loans Investments in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Interest rates The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates.

Callable bonds While a rise in interest rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be “called,” or redeemed before maturity, and that the proceeds may need to be reinvested in lower-yielding securities.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

SUMMARY	5

Derivatives The use of forward currency exchange contracts, credit default swaps, and index options exposes the fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments may lack liquidity and be difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that the value of an underlying index or security, anticipated changes in currency values, currency exchange rates, interest rates, or the creditworthiness of an issuer will not be accurately predicted, which could significantly harm the fund’s performance. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Convertible securities and preferred stocks Convertible securities and preferred stocks carry credit and interest rate risk, along with other risks associated with both equity and fixed income securities, and convertible securities may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyber-attacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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HIGH YIELD FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/2011	6.79%	Worst Quarter	9/30/2011	-7.53%
The fund’s return for the six months ended 6/30/20 was -4.77%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns.After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	7

Average Annual Total Returns
	Periods ended
	December 31, 2019

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					12/31/1984
Returns before taxes	14.66%	5.68%	7.15%	—%
Returns after taxes on distributions	12.10	3.12	4.43	—
Returns after taxes on distributions
and sale of fund shares	8.63	3.17	4.37	—
I Class					08/28/2015
Returns before taxes	14.78	—	—	6.56
Advisor Class					03/31/2000
Returns before taxes	14.38	5.42	6.88	—
Z Class					03/16/2020
Returns before taxes	—	—	—	—

Credit Suisse High Yield Index (reflects no deduction for fees, expenses, or taxes)
	14.00	6.05	7.37	6.98 [a]
Lipper Global High Yield Funds Average
	13.06	4.76	6.50	5.62 [b]

a   Return since 8/28/15.

b   Return since 8/31/15.

Updated performance information is available through troweprice.com .

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Rodney M. Rayburn	Chairman of Investment Advisory Committee	2019	2014

Purchase and Sale of Fund Shares

Subject to certain exceptions, the fund is currently closed to new investors and new accounts. Investors who currently hold shares of the fund may continue to purchase additional shares.

The Investor Class and Advisor Class generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

T. ROWE PRICE	8

Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, retirement plans, and certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all mutual funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of June 30, 2020, T. Rowe Price and its affiliates (Firm) had approximately $1.22 trillion in assets under management and provided investment management services for more than 6.7 million individual and institutional investor accounts.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Rodney M. Rayburn Chairman, Jason A. Bauer, Michael F. Connelly, Michael Della Vedova, Carson R. Dickson, Stephen M. Finamore, Daniel Fox, Justin T. Gerbereux, Michael T. Hyland, Paul M. Massaro, Brian A. Rubin, Reena Tilva, and Michael J. Trivino. The following information provides the year that the chairman (portfolio manager) first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management responsibilities for a longer period). Mr. Rayburn has been a chairman of the committee since January 2019. He joined the Firm in 2014 and his investment experience dates from 2000. Prior to joining the Firm, he worked at Värde Partners, where he was a managing director and analyst focusing on loans, bonds, and reorganized equity securities. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in

T. ROWE PRICE	10

the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On May 31, 2020, the annual group fee rate was 0.29%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.30%.

With respect to the I Class, T. Rowe Price has contractually agreed (through September 30, 2021) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after September 30, 2021, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s annual report to shareholders for the period ended May 31.

MORE ABOUT THE FUND	11

CLOSED TO NEW INVESTORS

Subject to certain exceptions, the fund is currently closed to new investors and is no longer accepting new accounts.

Purchases are permitted for participants in an employer-sponsored retirement plan where the fund already serves as an investment option. Additional purchases are permitted for an investor who already holds fund shares in an account directly with T. Rowe Price; however, purchases are limited to that account and the investor may not open another account in the fund. Additional purchases are generally permitted if you already hold the fund through a financial intermediary; however, you should check with the financial intermediary to confirm your eligibility to continue purchasing shares of the fund.

Investors may convert from one share class of the fund to a different share class of the fund, provided the investor meets the eligibility criteria for the new share class. New T. Rowe Price IRAs in the fund may be opened only through a direct rollover from an employer-sponsored retirement plan. If permitted by T. Rowe Price, the fund may also be purchased by new investors in wrap, asset allocation, and other advisory programs.

The fund’s closure to new investor accounts does not restrict existing shareholders from redeeming shares of the fund. However, any shareholders who redeem all fund shares in their account would generally not be permitted to re-establish the account and purchase shares until the fund is reopened to new investors. Transferring ownership to another party or changing an account registration may restrict the ability to purchase additional shares.

The fund reserves the right, when in the judgment of T. Rowe Price it is not adverse to the fund’s interests, to permit certain investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks high current income and, secondarily, capital appreciation.

The investment objective is a fundamental policy, and shareholder approval is required to substantially change it. As with any fund, there is no guarantee the fund will achieve its objective.

Principal Investment Strategies

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a widely diversified portfolio of high yield corporate bonds, often called “junk” bonds, as well as income-producing convertible securities and preferred stocks that are rated below investment grade or not rated by any major credit rating agency but

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deemed to be below investment grade by T. Rowe Price. If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the fund’s 80% investment policy. High yield bonds are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The fund may invest up to 15% of its total assets in bank loans.

The fund could generate higher income than higher-quality bond funds and could have greater potential for capital appreciation. Because the high yield bond and loan markets can be more sensitive to changes in economic growth than interest rates, the fund may outperform high-quality bond funds when the outlook for the economy is positive.

The fund’s yield will vary. The fund’s yield is the annualized dividends earned for a given period (typically 30 days for bond funds), divided by the share price at the end of the period. The fund’s total return includes distributions from income and capital gains and the change in share price for a given period.

Credit quality refers to a bond issuer’s expected ability to make all required interest and principal payments on time. Because highly-rated issuers represent less risk, they can borrow at lower interest rates than less-creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

Bonds and loans have a stated maturity date when their entire principal value must be repaid to the investor. However, many loans are prepayable at par at the borrower’s discretion and many bonds are “callable,” meaning their principal can be repaid before the stated maturity date. Fixed rate bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage when interest rates fall. In that environment, a bond’s “effective maturity” is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond’s maturity “weighted” by the percentage of the fund’s assets it represents. (The fund’s average effective maturity takes into consideration the possibility that an issuer may call a bond before its maturity date or, with respect to a pool of mortgages, the likelihood of prepayments on the mortgages.) Some funds utilize effective maturities rather than stated maturities when managing a fund to a certain average maturity, which provides additional flexibility in portfolio management.

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Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond’s life. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years–the duration. “Effective” duration takes into account call features and sinking fund payments that may shorten a bond’s life.

Since duration can be computed for bond funds, you can estimate the effect of interest rate fluctuations on share prices by multiplying the fund’s duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A bond fund with a longer duration will generally be more sensitive to changes in interest rates than a bond fund with a shorter duration.

Duration measures only sensitivity to interest rate changes—the dominant source of risk for high-quality bond funds. It does not reflect risk from other sources, such as bond defaults. Therefore, duration may not be as significant an indicator of overall risk for a fund such as this one that invests in noninvestment-grade bonds.

The fund’s investments may be subject to further restrictions and risks described in the Statement of Additional Information. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in below investment-grade instruments.

Bonds

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to invest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions. High yield bond prices may be less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern.

Conventional fixed rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

Certain bonds have floating or variable interest rates that are adjusted periodically based on a particular index. These interest rate adjustments tend to minimize fluctuations in the bonds’

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principal values. The maturity of certain floating rate securities may be shortened under certain specified conditions.

Bonds, including asset- and mortgage-backed securities, may be secured (backed by specific collateral) or may be unsecured (backed only by the issuer’s general creditworthiness). Most high yield “junk” bonds are unsecured.

Zero Coupon Bonds and Pay-in-Kind Bonds

A zero coupon bond does not make cash interest payments during a portion or all of the life of the bond. Instead, it is sold at a deep discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity. Zero coupon bonds can be an attractive financing method for issuers with near-term cash-flow problems or seeking to preserve liquidity. Pay-in-kind bonds pay interest in cash or additional securities, at the issuer’s option, for a specified period. Like zero coupon bonds, they may help a corporation conserve cash flow. Pay-in-kind prices reflect the market value of the underlying debt plus any accrued interest. Zero coupon bonds and pay-in-kinds can be higher- or lower-quality debt, and both are more volatile than coupon bonds. There is no limit on the fund’s investments in these securities.

The fund is required to distribute to shareholders income imputed to any zero coupon bonds or pay-in-kind investments even though such income may not be received by the fund as distributable cash. Such distributions could reduce the fund’s reserve position and require it to sell securities and incur a gain or loss at a time it may not otherwise want to in order to provide the cash necessary for these distributions.

Convertible Securities, Contingent Capital Securities, and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Contingent capital securities are securities issued by banks and other financial institutions that are intended to provide a buffer (i.e., loss absorption) under scenarios when it may be difficult for the institution to raise new capital. Many of these securities are designed with features to either convert into equity of the issuer or have their principal written down by a predetermined percentage upon the occurrence of certain triggers. The principal write-down features may be triggered upon conditions such as the issuer’s capital ratio falling below a certain level or the financial system being deemed in crisis based on an assessment by regulators or objective indicators such as aggregate losses. Contingent capital securities carry the risk that conditions could cause the principal to be written down to zero and that a coupon could be cancelled at the financial institution’s discretion or at the request of regulators to help the institution absorb losses. Warrants are options to buy, directly from the issuer, a stated

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number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Bank Loans

The fund may make investments in bank loans through the purchase or execution of a privately negotiated loan or note representing the equivalent of a loan, as well as through loan assignments and participations. Large loans to corporations or governments, including governments of less developed countries, may be shared or syndicated among several lenders, usually banks. The fund could participate in such syndicates or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies or governments in financial distress or in default. These investments involve special types of risk, including those of being a lender, reduced liquidity, increased credit risk, and volatility.

Bank loans may be acquired directly through an agent acting on behalf of the lenders participating in the loan, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan. An assignment typically results in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. To the extent the fund invests in loans through participation interests, it will be more difficult for it to enforce its rights against the borrower because it will have established a direct contractual relationship with the seller of the participation interest but not with the borrower. When the fund invests in a loan by participation, it must rely on another party not only for the enforcement of its rights against the borrower, but also for the receipt and processing of payments due under the loan. Investing in a participation interest limits the fund’s ability to file a claim directly as a creditor in the event of the borrower’s bankruptcy.

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for

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fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). These risks are heightened for the fund’s investments in emerging markets.

Derivatives

A derivative is a financial instrument whose value is derived from an underlying security, such as a stock or bond, or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards may be considered derivatives, including conventional instruments such as futures and options, as well as other potentially more complex investments such as swaps and structured notes. The use of derivatives can involve leverage. Leverage has the effect of magnifying returns, positively or negatively. The effect on returns will depend on the extent to which an investment is leveraged. For example, an investment of $1, leveraged at 2 to 1, would have the effect of an investment of $2. Leverage ratios can be higher or lower with a corresponding effect on returns. The fund may use derivatives in a variety of situations, including for the purposes of accomplishing any or all of the following: to hedge against a decline in principal value, to increase yield, to gain exposure to eligible asset classes or securities with greater efficiency and at a lower cost than is possible through a direct investment, or to adjust portfolio duration or credit risk exposures. In accordance with the Investment Company Act of 1940 and various SEC positions, the fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivative instruments.

Derivatives that may be used include the following instruments, as well as others that combine the risk characteristics and features of these instruments:

Futures and Options Futures are often used to establish exposures or manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options may be used to generate additional income, to enhance returns, or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the fund’s exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the fund’s transaction costs and portfolio turnover rate.

Futures and options contracts may not always be successful investments or hedges; their prices can be highly volatile; using them could lower the fund’s total return; the potential loss from

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the use of futures can exceed the fund’s initial investment in such contracts; and the losses from certain options written by the fund could be unlimited.

Swaps The fund may invest in interest rate, index, total return, credit default, and other types of swap agreements, as well as options on swaps, commonly referred to as “swaptions,” and interest rate swap futures, which are instruments that provide a way to obtain swap exposure and the benefits of futures in one contract. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Interest rate, index, and total return swaps are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indexes. Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as defaults and bankruptcies related to an issuer or underlying credit instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to settle in cash at a future date at the price determined by a specific benchmark rate at the end of a fixed period. Swaps, swaptions, and swap futures can be used for a variety of purposes, including to manage the fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

There are risks in the use of swaps and related instruments. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase the fund’s exposure to credit risk and could result in losses if evaluation of the creditworthiness of the counterparty, or of the company or government on which the credit default swap is based, is incorrect. The use of swaps, swaptions, and swap futures may not always be successful. Using them could lower the fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the fund’s investment at a reasonable price, which could turn an expected gain into a loss. Although there should be minimal counterparty risk associated with investments in interest rate swap futures, the fund could experience delays and/or losses due to the bankruptcy of a swap dealer through which the fund engaged in the transaction.

Currency Derivatives A fund that invests in foreign securities may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. The fund may also use these instruments to create a synthetic bond, which is issued in one currency with the currency component transformed into another currency. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the fund may use currency derivatives to substitute a different currency for the currency in which the

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investment is denominated, a strategy known as proxy hedging. If the fund were to engage in any of these foreign currency transactions, it could serve to protect its foreign securities from adverse currency movements relative to the U.S. dollar, although the fund may also use currency derivatives in an effort to gain exposure to a currency expected to appreciate in value versus other currencies. As a result, the fund could be invested in a currency without holding any securities denominated in that currency. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce the fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

When-Issued Securities and Forwards

The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the fund’s investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment take place after the customary settlement period for that type of security (often a month or more later). During the interim period, the price and yield of the securities can fluctuate, and typically no interest accrues to the purchaser. At the time of delivery, the market value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund’s net asset value than if the fund did not purchase them.

Short Sales

In addition to taking short positions through derivatives, the fund may enter into short sales involving individual securities. A short sale is a transaction in which the fund sells a security it does not already own, typically in anticipation of a decline in the market value of that security. If the fund takes a short position, the fund must borrow the security from a third party and sell the security at the then current market price, which means the fund will benefit from a decrease in price of the security and lose value if the price of the security increases. Short sales may serve to protect against the deteriorating creditworthiness of an issuer or as a hedge against certain portfolio holdings expected to decline in value, although short sales may be executed for other purposes. To borrow the security, the fund may be required to pay a premium, which would increase the cost of the security sold, and, until the security is replaced, the fund must pay the lender amounts equal to any dividends or interest which accrue during the period of the loan. The fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the fund replaces the borrowed security and the fund will realize a gain if the security sold short declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale.

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Principal Risks

Some of the principal tools the adviser uses to try to reduce overall risk include intensive research when evaluating a company’s prospects and limiting exposure to certain industries, asset classes, or investment styles when appropriate.

Consistent with the fund’s objective(s), the portfolio manager uses various tools to try to reduce risks and increase total return, including:

•   thorough credit research performed by T. Rowe Price analysts;

•   extensive diversification, which helps limit the fund’s exposure to any one industry or issuer;

•   variations in the amount of assets invested in various types of securities; and

•   employing an active sell discipline to reduce unwanted securities.

The principal risks associated with the fund’s principal investment strategies include the following:

Credit quality An issuer of a debt instrument held by the fund could default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating (AAA through BBB, or an equivalent rating) should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated BBB (or an equivalent rating) are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers.

Junk investing Junk investing subjects the fund to heightened credit risk. Issuers of junk bonds and loans are not as strong financially as those with higher credit ratings, so the issuers and lenders are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. As a result, below investment grade investments carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer or lender.

Because the credit quality of the issuer is lower, such investments are more sensitive to developments affecting the issuer’s or lender’s underlying fundamentals, such as changes in financial condition or a particular country’s general economy. In addition, the entire below investment-grade bond and loan markets can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high-profile default, or a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds and loans should also anticipate it. Since mutual funds can be a major source of demand in certain junk bond and loan markets, substantial cash flows into and out of these funds can affect prices. If, for example, a significant number of funds were to sell bonds or loans to meet shareholder redemptions, bond and loan prices and funds’ share prices could fall more than underlying fundamentals might justify.

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Any investments in distressed or defaulted instruments subject the fund to even greater credit risk than investments in other below investment-grade investments. Investments in obligations of restructured, distressed, and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn lack liquidity or be speculative and be valued by the fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the fund to liability as a lender.

Fixed income markets The market price of investments owned by the fund may go up or down, sometimes rapidly or unpredictably. The fund’s investments may decline in value due to factors affecting the overall fixed income markets, or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions. The fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges, travel restrictions or quarantines, business disruptions and closures, inability to obtain raw materials, supplies and component parts, reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests, and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and

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health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Bank loans Bank loans often have contractual restrictions on resale. These restrictions can delay or impede the fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed.

The terms of the bank loans held by the fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. For example, if the fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Interest rates The prices of bonds and other fixed income securities typically increase as interest rates fall and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. Interest rates have recently been near historically low levels. Extremely low or negative interest rates may increase the fund’s susceptibility to interest rate risk and reduce the fund’s yield. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. The discontinuation and replacement of a benchmark rate such as LIBOR (an indicative measure of the average interest rate at which major global banks could borrow from one another) may have a significant impact on the financial markets and may adversely impact the fund’s performance. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

Callable bonds During periods of falling interest rates, issuers of callable bonds may redeem securities with higher interest rates before their maturity. The fund would then lose any price

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appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Foreign investing The fund’s investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas, greater volatility, lower liquidity, and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the fund’s share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Derivatives The use of forward currency exchange contracts and credit default swaps exposes the fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can experience reduced liquidity and become difficult to value, and any of these instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The use of these instruments involves the risks that anticipated changes in currency movements or the creditworthiness of an issuer will not be accurately predicted. The values of the fund’s positions in options will fluctuate in response to changes in the value of the underlying reference asset, and the fund is exposed to the risk that the underlying reference asset will not move in a direction that is favorable to the fund. Selling options could limit the fund’s opportunity to profit from a greater increase in the market value of the reference asset or specific holdings within an underlying index. As a result, selling options could diminish the fund’s returns during periods of strong equity market performance. Unusual market conditions or the lack of a liquid market for particular options may reduce the fund’s returns. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may

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be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Convertible securities and preferred stocks Investments in convertible securities and preferred stocks subject the fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stockholders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

Trade Claims

Trade claims are non-securitized rights of payment arising from a business transaction, such as a vendor or supplier extending credit to a company by offering payment terms for products or services. As a result of the bankruptcy of a company, payments on trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through a broker, and are typically bought at a

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discount to their face value with the size of the discount reflecting the probability of repayment. Trade claims may experience considerable price volatility and typically lack liquidity.

Mortgage-Backed Securities

The fund may invest in a variety of mortgage-backed securities, including conventional mortgage securities, collateralized mortgage obligations, interest only stripped securities, and principal only stripped securities.

Asset-Backed Securities

An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of any credit support provided by the structure or by a third-party insurance wrap or a line of credit, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security’s effective maturity and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on the portion of the fund’s fixed income investments that may be invested in asset-backed securities.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price

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investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other mutual funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, political, or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). The reserve position provides flexibility in meeting redemptions, paying expenses, and managing cash flows into the fund and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

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Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33 1/3% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

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PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class' financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 5/31/20	5/31/19	5/31/18	5/31/17	5/31/16	5/31/15
NET ASSET VALUE
Beginning of period	$6.48	$6.53	$6.79	$6.41	$6.93	$7.30

Investment activities Net investment income(1)(2)	0.36	0.38	0.37	0.39	0.39	0.40
Net realized and unrealized gain/loss	(0.30)	(0.04)	(0.26)	0.39	(0.52)	(0.27)
Total from investment activities	0.06	0.34	0.11	0.78	(0.13)	0.13

Distributions
Net investment income	(0.35)	(0.39)	(0.37)	(0.38)	(0.39)	(0.41)
Net realized gain	–	–	–	(0.02)	–	(0.09)
Total distributions	(0.35)	(0.39)	(0.37)	(0.40)	(0.39)	(0.50)

NET ASSET VALUE
End of period	$6.19	$6.48	$6.53	$6.79	$6.41	$6.93

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 5/31/20		5/31/19	5/31/18	5/31/17	5/31/16	5/31/15
Ratios/Supplemental Data

Total return(2)(3)	0.87%		5.39%	1.62%	12.46%	(1.70)%	2.01%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.72	%(4)	0.72%	0.73%	0.74%	0.75%	0.74%
Net expenses after waivers/payments by Price Associates	0.71	%(4)	0.72%	0.73%	0.74%	0.75%	0.74%
Net investment income	5.49	%(4)	5.95%	5.56%	5.85%	6.03%	5.79%

Portfolio turnover rate	42.2%		60.6%	62.7%	74.0%	68.4%	59.2%
Net assets, end of period (in millions)	$3,317		$5,579	$5,606	$7,872	$7,364	$9,317

(1)   Per share amounts calculated using average shares outstanding method.

(2)   Includes the impact of expense-related arrangements with Price Associates.

(3)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 5/31/20	5/31/19	5/31/18	5/31/17	8/28/15(1) Through 5/31/16
NET ASSET VALUE
Beginning of period	$6.48	$6.53	$6.79	$6.41	$6.56

Investment activities
Net investment income(2)(3)	0.36	0.39	0.38	0.40	0.26
Net realized and unrealized gain/loss	(0.29)	(0.04)	(0.26)	0.39	(0.11)
Total from investment activities	0.07	0.35	0.12	0.79	0.15

Distributions
Net investment income	(0.36)	(0.40)	(0.38)	(0.39)	(0.30)
Net realized gain	–	–	–	(0.02)	–
Total distributions	(0.36)	(0.40)	(0.38)	(0.41)	(0.30)

NET ASSET VALUE End of period	$6.19	$6.48	$6.53	$6.79	$6.41

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 5/31/20		5/31/19	5/31/18	5/31/17	8/28/15(1) Through 5/31/16
Ratios/Supplemental Data

Total return(3)(4)	0.98%		5.51%	1.75%	12.60%	2.42%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.60	%(5)	0.61%	0.61%	0.61%	0.60	%(5)
Net expenses after waivers/payments by Price Associates	0.60	%(5)	0.61%	0.61%	0.61%	0.60	%(5)
Net investment income	5.61	%(5)	6.04%	5.69%	5.99%	6.23	%(5)

Portfolio turnover rate	42.2%		60.6%	62.7%	74.0%	68.4%
Net assets, end of period (in millions)	$1,707		$1,970	$1,779	$1,677	$2,291

(1)   Inception date

(2)   Per share amounts calculated using average shares outstanding method

(3)   Includes the impact of expense-related arrangements with Price Associates.

(4)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5)   Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year Ended 5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
NET ASSET VALUE
Beginning of period	$6.46	$6.51	$6.77	$6.39	$6.91

Investment activities
Net investment income(1)(2)	0.34	0.37	0.36	0.38	0.40
Net realized and unrealized gain/loss	(0.30)	(0.05)	(0.27)	0.39	(0.55)
Total from investment activities	0.04	0.32	0.09	0.77	(0.15)

Distributions
Net investment income	(0.33)	(0.37)	(0.35)	(0.37)	(0.37)
Net realized gain	–	–	–	(0.02)	–
Total distributions	(0.33)	(0.37)	(0.35)	(0.39)	(0.37)

NET ASSET VALUE End of period	$6.17	$6.46	$6.51	$6.77	$6.39

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year Ended 5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
Ratios/Supplemental Data

Total return(2)(3)	0.58%	5.10%	1.34%	12.33%	(2.03)%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.99%	0.99%	1.01%	0.88%	1.02%
Net expenses after waivers/payments by Price Associates	0.99%	0.99%	1.01%	0.88%	1.02%
Net investment income	5.25%	5.72%	5.30%	5.73%	5.72%

Portfolio turnover rate	42.2%	60.6%	62.7%	74.0%	68.4%
Net assets, end of period (in millions)	$285	$320	$54	$61	$88

(1)   Per share amounts calculated using average shares outstanding method.

(2)   Includes the impact of expense-related arrangements with Price Associates.

(3)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Z Class
3/16/20(1) Through 5/31/15

Beginning of period	$5.76

Investment activities Net investment income(2)(3)	0.08
Net realized and unrealized gain/loss	0.43 (4)
Total from investment activities	0.51

Distributions
Net investment income	(0.08)

NET ASSET VALUE
End of period	$6.19

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Class Z
	3/16/20(1) Through 5/31/20
Ratios/Supplemental Data

Total return(2)(5)	8.93%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.60	%(6)
Net expenses after waivers/payments by Price Associates	0.00	%(6)
Net investment income	6.53	%(6)

Portfolio turnover rate	42.2%
Net assets, end of period (in millions)	$2,547

(1)   Inception date

(2)   Includes the impact of expense-related arrangements with Price Associates.

(3)   Per sshare amounts calculated using average shares outstanding method

(4)   The amount presented is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to flucutuating market values for the investment portfolio

(5)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year

(6)   Annualized

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of

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T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the Statement of Additional Information.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeeper, and registered investment advisors. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments, or AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price institutional funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, and certain other accounts. For investors eligible for the I Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable. Accounts that are not eligible for the I Class may be converted to the Investor Class following notice to the financial intermediary or investor.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and financial advisors. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

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R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

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12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and registered investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial advisor’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by certain funds and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including sub-accounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, retirement plan recordkeepers, and registered investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

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The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price brokerage sweep account. Regardless of a particular fund account’s

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balance as of the last business day of August, the account service fee is automatically waived for accounts that satisfy any of the following conditions:

•   Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

•   Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

•   Any accounts of a shareholder who is a T. Rowe Price Select Client Services client—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly at T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only

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for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Financial Institution Services at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on

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each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between

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the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online You can open a new Investor Class account online. (I Class accounts currently must be opened either by telephone or in writing.) Go to troweprice.com/newaccount to choose the type of account you wish to open.

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You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

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Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct transactions involving Investor Class accounts using the telephone or the T. Rowe Price website at troweprice.com. You can only conduct transactions involving the I Class over the telephone or in writing.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at https://www.troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

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If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately. Telephone conversations are recorded.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and

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if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfer to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $1 million minimum initial investment, although the minimum generally is waived for certain types of accounts. If you request the I Class of a particular fund when you open a new account but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund.

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000 minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds

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automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If for some reason your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a higher expense ratio). Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund exceeds the minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares with advance notice. However, if T. Rowe Price has investment discretion, T. Rowe Price may convert your shares without advance notice.

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Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance of at least $1 million. If your investment falls below $1 million (even if due to market depreciation), we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance or convert your account to a different share class in the same fund (if available) with a higher expense ratio with advance notice. However, if T. Rowe Price has investment discretion, T. Rowe Price may convert your shares without advance notice.

The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Financial Institution Services for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be

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priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $1 million minimum initial investment, although the minimum generally is waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

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Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to 12:00 p.m. ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial

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intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata

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distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may temporarily suspend redemptions from the fund for up to 10 business days during any 90-day period (i.e., a “redemption gate”) and elect to temporarily suspend redemptions for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

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Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

•   Shares purchased or redeemed in money market funds and ultra-short-term bond funds;

•   Shares purchased or redeemed through a systematic purchase or withdrawal plan;

•   Checkwriting redemptions from bond funds and money market funds;

•   Shares purchased through the reinvestment of dividends or capital gain distributions;

•   Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

•   Transfers and changes of account registration within the same fund;

•   Shares purchased by asset transfer or direct rollover;

•   Shares purchased or redeemed through IRA conversions and recharacterizations;

•   Shares redeemed to return an excess contribution from a retirement account;

•   Transactions in Section 529 college savings plans;

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•   Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

•   Shares converted from one share class to another share class in the same fund;

•   Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

•   Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

•   Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs (including the T. Rowe Price® ActivePlus Portfolios program), as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written

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agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described, it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its excessive trading policies for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA as well (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Disclosure Statement and Custodial Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may

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economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, tax forms, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

•   Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

•   Remitting redemption proceeds to any person, address, or bank account not on file;

•   Establishing certain services after an account is opened; or

•   Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Financial Institution Services for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price

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Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxies
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Financial Institution Services: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Select Client Services: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access ®
Hearing Impaired	Call the applicable number with a relay operator; inquires may also be directed to info@troweprice.com

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T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Financial Institution Services P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Financial Institution Services Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

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INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

•   Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

•   Dividends are declared daily and paid on the first business day of each month.

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Dividend Payment Schedule
Fund	Dividends
Bond funds	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

These stock funds only:

•   Balanced

•   Dividend Growth

•   Equity Income

•   Equity Index 500

•   Global Real Estate

•   Growth & Income

•   Spectrum Conservative Allocation

•   Spectrum Moderate Allocation

•   Real Estate

• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.
Other stock funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.
All other Retirement, Retirement I, Spectrum, and Target Funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

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If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law. Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

•   You sell fund shares, including an exchange from one fund to another.

•   The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

•   For state-specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

•   If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

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For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, and before January 1, 2026, you are generally allowed a deduction up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

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T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	67

local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification

T. ROWE PRICE	68

number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

•   Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

•   Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

•   To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond and Inflation Protected Bond Funds

•   Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as a short-term capital gain, resulting in ordinary income.

•   In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

•   Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement, Retirement I, Spectrum, and Target Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	69

distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, or suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-4119	F57-040 10/1/20

PROSPECTUS October 1, 2020
T. ROWE PRICE
U.S. High Yield Fund
TUHYX TUHIX TUHAX	Investor Class I Class Advisor Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

Table of Contents

1	SUMMARY
U.S. High Yield Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 10 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 11 Portfolio Turnover 26 Financial Highlights 26 Disclosure of Fund Portfolio Information 33
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price   35

Available Share Classes   35

Distribution and Shareholder
Servicing Fees   37

Account Service Fee   39

Policies for Opening an Account   40

Pricing of Shares and Transactions   41

Investing Directly with T. Rowe Price   43

Investing Through a Financial
Intermediary   49

General Policies Relating to Transactions   51

Contacting T. Rowe Price   58

Information on Distributions and Taxes   60

Rights Reserved by the Funds   67

SUMMARY	1

Investment Objective(s)

The fund seeks total return, and secondarily, current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class		Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—		—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.59%		0.59%		0.59%

Distribution and service (12b-1) fees	—		—		0.25	[d]

Other expenses	0.28		0.13	[c]	0.28

Total annual fund operating expenses	0.87		0.72		1.12

Fee waiver/expense reimbursement	(0.08	) [b]	(0.08	) [c]	(0.18	) [e]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.79	[b]	0.64	[c]	0.94	[e]

a   Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b   T. Rowe Price Associates, Inc., has contractually agreed (through September 30, 2021) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to exceed 0.79% of the class’ average daily net assets. The agreement may only be terminated at any time after September 30, 2021, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.79%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

T. ROWE PRICE	2

c   T. Rowe Price Associates, Inc., has contractually agreed (through September 30, 2021) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after September 30, 2021, with approval by the fund’s Board of Directors. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

d   Restated to show maximum 12b-1 fee rate of 0.25%. Actual rate for the prior fiscal year was 0.07%.

e   T. Rowe Price Associates, Inc., has contractually agreed (through September 30, 2021) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to exceed 0.94% of the class’ average daily net assets. The agreement may only be terminated at any time after September 30, 2021, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.94%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the table above; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$81	$270	$474	$1,065
I Class	65	222	393	887
Advisor Class	96	319	581	1,330

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 156.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in U.S. high yield instruments (commonly referred to as “junk” bonds),

SUMMARY	3

which are debt instruments that are, at the time of purchase, rated below investment grade by a credit rating agency (i.e., Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings or Fitch Ratings, Inc.), or, if not rated by any major credit rating agency, deemed to be below investment grade by T. Rowe Price. The fund considers U.S. high yield instruments to include noninvestment-grade bonds, bank loans, and other debt instruments issued by U.S. issuers, as well as bonds denominated in U.S. dollars that are issued by foreign banks and corporations and registered with the SEC for sale in the U.S. (such as Yankee bonds). If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the fund’s 80% investment policy. The fund focuses its investments on high yield corporate bonds but may also invest in other income producing instruments including bank loans, convertible securities, and preferred stocks. In selecting bonds, the portfolio manager generally evaluates the income provided by the bond and the bond’s appreciation potential, as well as the issuer’s ability to make income and principal payments.

High yield instruments tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the fund may be senior or subordinate obligations of the borrower. The fund may invest up to 15% of its total assets in bank loans.

The fund may purchase securities of any maturity, and its weighted average maturity and duration will vary with market conditions. In selecting investments, the fund relies extensively on rigorous credit research and analysis.

While most assets will typically be invested in U.S. issued instruments and U.S. dollar-denominated instruments, the fund may also invest in non-U.S. dollar-denominated bonds of foreign issuers (including securities of issuers in emerging markets). The fund may invest up to 20% of its total assets in non-U.S. dollar-denominated foreign instruments.

While most assets will typically be invested directly in bonds and other debt instruments, the fund may buy or sell credit default swaps involving a specific issuer or an index in order to adjust the fund’s overall credit quality, to protect against fluctuations in the prices of certain holdings, to gain exposure to a particular issuer or security, or to manage certain investment risks such as changes in an issuer’s creditworthiness.

T. ROWE PRICE	4

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, to shift assets into and out of higher-yielding instruments, or to reduce its exposure to certain instruments.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s).The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Credit quality An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Junk investing Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, and loans that are rated below investment grade, expose the fund to greater volatility and credit risk than investments in securities that are rated investment grade. Issuers of junk bonds and loans are usually not as strong financially and are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. As a result, bonds and loans rated below investment grade carry a higher risk of default and should be considered speculative.

Fixed income markets Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines

SUMMARY	5

in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Bank loans Investments in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Interest rates The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates.

Callable bonds While a rise in interest rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be “called,” or redeemed before maturity, and that the proceeds may need to be reinvested in lower-yielding securities.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Derivatives The use of credit default swaps potentially exposes the fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can experience reduced liquidity and become difficult to value, and instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that the creditworthiness of an issuer will not be accurately predicted, which could significantly harm the fund’s performance. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

T. ROWE PRICE	6

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Convertible securities and preferred stocks Convertible securities and preferred stocks carry credit and interest rate risk, along with other risks associated with both equity and fixed income securities, and convertible securities may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund.

Portfolio turnover High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyber-attacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund by showing its performance history, which includes performance information from when the fund operated as the Henderson High Yield Opportunities Fund (“Predecessor Fund). On May 22, 2017, the fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund through a tax-free reorganization (Reorganization). As a result of the Reorganization, shareholders of the Predecessor Fund’s Class A and Class C shares received Advisor Class shares of the fund, and shareholders of the Predecessor Fund’s Class I and Class R6 shares received I Class shares of the fund. In addition, as a result of the Reorganization, the fund’s Advisor Class adopted the Predecessor Fund’s Class A performance and accounting history, and the fund’s I Class adopted the Predecessor Fund’s Class I performance and accounting history. The fund has substantially similar investment objectives and strategies as the Predecessor Fund, and the fund is managed by the same portfolio manager as the Predecessor Fund.The performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

SUMMARY	7

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the Advisor Class (and, prior to the Reorganization, the Predecessor Fund’s Class A). The returns in the bar chart may have been different if the expenses for the fund’s Advisor Class had been in effect during the periods prior to the Reorganization. In addition, the performance information presented prior to the Reorganization was calculated using the Predecessor Fund’s valuation methodologies, which differ in some respects from those of the fund. Returns for the fund’s Investor Class and I Class vary since they have different expenses (returns for the Predecessor Fund’s other share classes also varied since they had different expenses).

U.S. HIGH YIELD FUND—ADVISOR CLASS

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	3/31/2019	7.48%	Worst Quarter	12/31/2018	-5.69%
The fund’s return for the six months ended 6/30/20 was -3.86%.

The following table reflects the average annual returns of the fund (including information prior to May 22, 2017, when the fund operated as the Predecessor Fund), and also compares the returns with a relevant broad-based market index. The performance information for the fund’s Advisor Class and I Class includes performance information for the Predecessor Fund’s Class A and Class I, respectively, and has not been adjusted to reflect the fees and expenses of the Advisor Class or I Class. The returns presented in the table may have been different if the expenses for each of the fund’s Advisor Class and I Class had been in effect during the periods prior to the Reorganization. The fund’s Investor Class performance information does not include performance information prior to the Reorganization since the Investor Class commenced operations in 2017 and did not assume the performance history of the Predecessor Fund. The Investor Class would have had similar performance to the fund’s Advisor Class because they share the same portfolio; however, its performance, had it existed over the periods

T. ROWE PRICE	8

shown, would have been higher since the Investor Class has had lower expenses than the Advisor Class for the periods presented.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.
After-tax returns are shown only for the Advisor Class and will differ for other share classes.

Average Annual Total Returns
	Periods ended
	December 31, 2019

			Since		Inception
	1 Year	5 Years	inception		date
Advisor Class					04/30/2013
Returns before taxes	15.88%	6.59%	6.37	% [a]
Returns after taxes on distributions	13.25	4.04	3.63	[a]
Returns after taxes on distributions
and sale of fund shares	9.32	3.89	3.61	[a]
Investor Class					05/19/2017
Returns before taxes	16.04	—	5.81
I Class					04/30/2013
Returns before taxes	16.14	6.88	6.65 [a]

ICE BofAML US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)
			5.34	[b]
	14.41	6.14	5.55	[c]

a   Reflects the performance information from the inception date of the Predecessor Fund (April 30, 2013).

b   Return since 4/30/13.

c   Return since 5/19/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
Kevin Loome	Portfolio Manager	2017*	2017

SUMMARY	9

* Managed the Predecessor Fund since its inception in 2013.

Purchase and Sale of Fund Shares

The Investor Class and Advisor Class generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, retirement plans, and certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all mutual funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of June 30, 2020, T. Rowe Price and its affiliates (Firm) had approximately $1.22 trillion in assets under management and provided investment management services for more than 6.7 million individual and institutional investor accounts.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Kevin Loome, Chairman, Charles Devereux, Devon Everhart, Matthew Fanandakis, Gregg Gola, and Douglas Zinser. The following information provides the year that the chairman (portfolio manager) first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management responsibilities for a longer period). Mr. Loome has been the fund’s portfolio manager since the fund’s inception in 2017, and he served as the portfolio manager of the Predecessor Fund from its inception in April 2013. In addition to serving as the Predecessor Fund’s portfolio manager, he also served as the Head of U.S. Credit for Henderson Global Investors, the parent company of the Predecessor Fund’s investment advisor, from 2013 until the Reorganization. Prior to working for Henderson Global Investors, he served as Head of High Yield and Bank Loans and a portfolio manager at Delaware Investments. He worked for the Firm from 1996 to 2007 as a research analyst and portfolio manager, and re-joined the Firm in 2017 in conjunction with the Reorganization. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net

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assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On May 31, 2020, the annual group fee rate was 0.29%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.30%.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s annual report to shareholders for the period ended May 31.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks total return, and secondarily, current income.

The investment objective is a fundamental policy, and shareholder approval is required to substantially change it. As with any fund, there is no guarantee the fund will achieve its objective.

Principal Investment Strategies

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in U.S. high yield instruments (commonly referred to as “junk” bonds), which are debt instruments that are, at the time of purchase, rated below investment grade by a credit rating agency (i.e., Baa3 by Moody’s Investors Service, Inc. or below BBB – by S&P Global Rating or Fitch Ratings, Inc.) or, if not rated by any major credit rating agency deemed

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to be below investment grade by T. Rowe Price. The fund considers U.S. high yield instruments to include noninvestment-grade bonds, bank loans, and other debt instruments issued by U.S. issuers, as well as bonds denominated in U.S. dollars that are issue4d by foreign banks and corporations and registered with the SEC for sale in the U.S. (such as Yankee bonds). If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the fund’s 80% investment policy. The fund focuses its investments on high yield corporate bonds but may also invest in other income producing instruments including bank loans, convertible securities, and preferred stocks. In selecting bonds, the portfolio manager generally evaluates the income provided by the bond and the bond’s appreciation potential, as well as the issuer’s ability to make income and principal payments.

The fund could generate higher income than higher-quality bond funds and could have greater potential for capital appreciation. Because the high yield bond and loan markets can be more sensitive to changes in economic growth than interest rates, the fund may outperform high-quality bond funds when the outlook for the economy is positive.

The fund’s yield will vary. The fund’s yield is the annualized dividends earned for a given period (typically 30 days for bond funds), divided by the share price at the end of the period. The fund’s total return includes distributions from income and capital gains and the change in share price for a given period.

Credit quality refers to a bond issuer’s expected ability to make all required interest and principal payments on time. Because highly-rated issuers represent less risk, they can borrow at lower interest rates than less-creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

Bonds and loans have a stated maturity date when their entire principal value must be repaid to the investor. However, many loans are prepayable at par at the borrower’s discretion and many bonds are “callable,” meaning their principal can be repaid before the stated maturity date. Fixed rate bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage when interest rates fall. In that environment, a bond’s “effective maturity” is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond’s maturity “weighted” by the percentage of the fund’s assets it represents. (The fund’s average effective maturity takes into consideration the possibility that an issuer may call a bond before its maturity date or, with respect to a pool of mortgages, the likelihood of prepayments on the mortgages.) Some funds utilize effective maturities rather than stated maturities when managing a fund to a certain average maturity, which provides additional flexibility in portfolio management.

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Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond’s life. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years–the duration. “Effective” duration takes into account call features and sinking fund payments that may shorten a bond’s life.

Since duration can be computed for bond funds, you can estimate the effect of interest rate fluctuations on share prices by multiplying the fund’s duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A bond fund with a longer duration will generally be more sensitive to changes in interest rates than a bond fund with a shorter duration.

Duration measures only sensitivity to interest rate changes—the dominant source of risk for high-quality bond funds. It does not reflect risk from other sources, such as bond defaults. Therefore, duration may not be as significant an indicator of overall risk for a fund such as this one that invests in noninvestment-grade bonds.

The fund’s investments may be subject to further restrictions and risks described in the Statement of Additional Information. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets (including any borrowings for investment purposes) in U.S. high yield instruments.

Bonds

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to invest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions. High yield bond prices may be less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern.

Conventional fixed rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

Certain bonds have floating or variable interest rates that are adjusted periodically based on a particular index. These interest rate adjustments tend to minimize fluctuations in the bonds’

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principal values. The maturity of certain floating rate securities may be shortened under certain specified conditions.

Bonds, including asset- and mortgage-backed securities, may be secured (backed by specific collateral) or may be unsecured (backed only by the issuer’s general creditworthiness). Most high yield “junk” bonds are unsecured.

Zero Coupon Bonds and Pay-in-Kind Bonds

A zero coupon bond does not make cash interest payments during a portion or all of the life of the bond. Instead, it is sold at a deep discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity. Zero coupon bonds can be an attractive financing method for issuers with near-term cash-flow problems or seeking to preserve liquidity. Pay-in-kind bonds pay interest in cash or additional securities, at the issuer’s option, for a specified period. Like zero coupon bonds, they may help a corporation conserve cash flow. Pay-in-kind prices reflect the market value of the underlying debt plus any accrued interest. Zero coupon bonds and pay-in-kinds can be higher- or lower-quality debt, and both are more volatile than coupon bonds. There is no limit on the fund’s investments in these securities.

The fund is required to distribute to shareholders income imputed to any zero coupon bonds or pay-in-kind investments even though such income may not be received by the fund as distributable cash. Such distributions could reduce the fund’s reserve position and require it to sell securities and incur a gain or loss at a time it may not otherwise want to in order to provide the cash necessary for these distributions.

Convertible Securities, Contingent Capital Securities, and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Contingent capital securities are securities issued by banks and other financial institutions that are intended to provide a buffer (i.e., loss absorption) under scenarios when it may be difficult for the institution to raise new capital. Many of these securities are designed with features to either convert into equity of the issuer or have their principal written down by a predetermined percentage upon the occurrence of certain triggers. The principal write-down features may be triggered upon conditions such as the issuer’s capital ratio falling below a certain level or the financial system being deemed in crisis based on an assessment by regulators or objective indicators such as aggregate losses. Contingent capital securities carry the risk that conditions could cause the principal to be written down to zero and that a coupon could be cancelled at the financial institution’s discretion or at the request of regulators to help the institution absorb losses. Warrants are options to buy, directly from the issuer, a stated

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number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Bank Loans

The fund may make investments in bank loans through the purchase or execution of a privately negotiated loan or note representing the equivalent of a loan, as well as through loan assignments and participations. Large loans to corporations or governments, including governments of less developed countries, may be shared or syndicated among several lenders, usually banks. The fund could participate in such syndicates or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies or governments in financial distress or in default. These investments involve special types of risk, including those of being a lender, reduced liquidity, increased credit risk, and volatility.

Bank loans may be acquired directly through an agent acting on behalf of the lenders participating in the loan, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan. An assignment typically results in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. To the extent the fund invests in loans through participation interests, it will be more difficult for it to enforce its rights against the borrower because it will have established a direct contractual relationship with the seller of the participation interest but not with the borrower. When the fund invests in a loan by participation, it must rely on another party not only for the enforcement of its rights against the borrower, but also for the receipt and processing of payments due under the loan. Investing in a participation interest limits the fund’s ability to file a claim directly as a creditor in the event of the borrower’s bankruptcy.

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for

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fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). These risks are heightened for the fund’s investments in emerging markets.

Derivatives

A derivative is a financial instrument whose value is derived from an underlying security, such as a stock or bond, or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards may be considered derivatives, including conventional instruments such as futures and options, as well as other potentially more complex investments such as swaps and structured notes. The use of derivatives can involve leverage. Leverage has the effect of magnifying returns, positively or negatively. The effect on returns will depend on the extent to which an investment is leveraged. For example, an investment of $1, leveraged at 2 to 1, would have the effect of an investment of $2. Leverage ratios can be higher or lower with a corresponding effect on returns. The fund may use derivatives in a variety of situations, including for the purposes of accomplishing any or all of the following: to hedge against a decline in principal value, to increase yield, to gain exposure to eligible asset classes or securities with greater efficiency and at a lower cost than is possible through a direct investment, or to adjust portfolio duration or credit risk exposures. In accordance with the Investment Company Act of 1940 and various SEC positions, the fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivative instruments.

Derivatives that may be used include the following instruments, as well as others that combine the risk characteristics and features of these instruments:

Swaps The fund may invest in interest rate, index, total return, credit default, and other types of swap agreements, as well as options on swaps, commonly referred to as “swaptions,” and interest rate swap futures, which are instruments that provide a way to obtain swap exposure and the benefits of futures in one contract. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Interest rate, index, and total return swaps are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indexes. Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as defaults and bankruptcies related to an issuer or underlying credit instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to settle in cash at a future date at the price determined by a specific benchmark rate at the end of a fixed period. Swaps, swaptions, and swap futures can be used for a variety of purposes, including to manage the fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

There are risks in the use of swaps and related instruments. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly

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anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase the fund’s exposure to credit risk and could result in losses if evaluation of the creditworthiness of the counterparty, or of the company or government on which the credit default swap is based, is incorrect. The use of swaps, swaptions, and swap futures may not always be successful. Using them could lower the fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the fund’s investment at a reasonable price, which could turn an expected gain into a loss. Although there should be minimal counterparty risk associated with investments in interest rate swap futures, the fund could experience delays and/or losses due to the bankruptcy of a swap dealer through which the fund engaged in the transaction.

When-Issued Securities and Forwards

The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the fund’s investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment take place after the customary settlement period for that type of security (often a month or more later). During the interim period, the price and yield of the securities can fluctuate, and typically no interest accrues to the purchaser. At the time of delivery, the market value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund’s net asset value than if the fund did not purchase them.

Short Sales

In addition to taking short positions through derivatives, the fund may enter into short sales involving individual securities. A short sale is a transaction in which the fund sells a security it does not already own, typically in anticipation of a decline in the market value of that security. If the fund takes a short position, the fund must borrow the security from a third party and sell the security at the then current market price, which means the fund will benefit from a decrease in price of the security and lose value if the price of the security increases. Short sales may serve to protect against the deteriorating creditworthiness of an issuer or as a hedge against certain portfolio holdings expected to decline in value, although short sales may be executed for other purposes. To borrow the security, the fund may be required to pay a premium, which would increase the cost of the security sold, and, until the security is replaced, the fund must pay the lender amounts equal to any dividends or interest which accrue during the period of the loan. The fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the fund replaces the borrowed security and the fund will realize a gain if the security sold short declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale.

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Principal Risks

Some of the principal tools the adviser uses to try to reduce overall risk include intensive research when evaluating a company’s prospects and limiting exposure to certain industries, asset classes, or investment styles when appropriate.

Consistent with the fund’s objective(s), the portfolio manager uses various tools to try to reduce risks and increase total return, including:

•   thorough credit research performed by T. Rowe Price analysts;

•   extensive diversification, which helps limit the fund’s exposure to any one industry or issuer;

•   variations in the amount of assets invested in various types of securities; and

•   employing an active sell discipline to reduce unwanted securities.

The principal risks associated with the fund’s principal investment strategies include the following:

Credit quality An issuer of a debt instrument held by the fund could default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating (AAA through BBB, or an equivalent rating) should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated BBB (or an equivalent rating) are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers.

Junk investing Junk investing subjects the fund to heightened credit risk. Issuers of junk bonds and loans are not as strong financially as those with higher credit ratings, so the issuers and lenders are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. As a result, below investment grade investments carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer or lender.

Because the credit quality of the issuer is lower, such investments are more sensitive to developments affecting the issuer’s or lender’s underlying fundamentals, such as changes in financial condition or a particular country’s general economy. In addition, the entire below investment-grade bond and loan markets can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high-profile default, or a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds and loans should also anticipate it. Since mutual funds can be a major source of demand in certain junk bond and loan markets, substantial cash flows into and out of these funds can affect prices. If, for example, a significant number of funds were to sell bonds or loans to meet shareholder redemptions, bond and loan prices and funds’ share prices could fall more than underlying fundamentals might justify.

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Any investments in distressed or defaulted instruments subject the fund to even greater credit risk than investments in other below investment-grade investments. Investments in obligations of restructured, distressed, and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn lack liquidity or be speculative and be valued by the fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the fund to liability as a lender.

Fixed income markets The market price of investments owned by the fund may go up or down, sometimes rapidly or unpredictably. The fund’s investments may decline in value due to factors affecting the overall fixed income markets, or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions. The fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges, travel restrictions or quarantines, business disruptions and closures, inability to obtain raw materials, supplies and component parts, reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests, and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and

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health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Bank loans Bank loans often have contractual restrictions on resale. These restrictions can delay or impede the fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed.

The terms of the bank loans held by the fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. For example, if the fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Interest rates The prices of bonds and other fixed income securities typically increase as interest rates fall and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. Interest rates have recently been near historically low levels. Extremely low or negative interest rates may increase the fund’s susceptibility to interest rate risk and reduce the fund’s yield. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. The discontinuation and replacement of a benchmark rate such as LIBOR (an indicative measure of the average interest rate at which major global banks could borrow from one another) may have a significant impact on the financial markets and may adversely impact the fund’s performance. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

Callable bonds During periods of falling interest rates, issuers of callable bonds may redeem securities with higher interest rates before their maturity. The fund would then lose any price

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appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Foreign investing The fund’s investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas, greater volatility, lower liquidity, and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the fund’s share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Derivatives The use of credit default swaps exposes the fund to the risks associated with the underlying reference asset and involves additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments may lack liquidity and be difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The use of credit default swaps involves the risks that an expected credit event or overall creditworthiness of an issuer will not be accurately predicted. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Convertible securities and preferred stocks Investments in convertible securities and preferred stocks subject the fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A

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convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stockholders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Portfolio turnover Generally, the higher the portfolio turnover rate, the higher the overall transaction costs and the greater the potential impact on the fund’s total return. High portfolio turnover results in increased transaction costs to the fund, which may include dealer mark-ups, brokerage commissions, and other transaction costs related to the sale of holdings and reinvestment of the proceeds in other holdings. The fund’s portfolio turnover rate may vary from year to year due to fluctuations in the levels of shareholder purchase and redemption activity, shifts in market conditions or evaluations of industries or specific issuers, and/or changes in the portfolio manager’s overall investment outlook. Since bonds typically have a maturity date and will eventually require reinvestment, funds investing primarily in bonds tend to have higher portfolio turnover than funds investing primarily in stocks. For funds investing in shorter-term securities, mortgage-backed securities, and callable debt instruments, more frequent reinvestment of principal is typically required. Certain investment strategies, such as sector rotation and duration management, may necessitate more frequent trading, and the use of certain types of derivatives may significantly increase the fund’s portfolio turnover rate.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

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Trade Claims

Trade claims are non-securitized rights of payment arising from a business transaction, such as a vendor or supplier extending credit to a company by offering payment terms for products or services. As a result of the bankruptcy of a company, payments on trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through a broker, and are typically bought at a discount to their face value with the size of the discount reflecting the probability of repayment. Trade claims may experience considerable price volatility and typically lack liquidity.

Mortgage-Backed Securities

The fund may invest in a variety of mortgage-backed securities, including conventional mortgage securities, collateralized mortgage obligations, interest only stripped securities, and principal only stripped securities.

Asset-Backed Securities

An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of any credit support provided by the structure or by a third-party insurance wrap or a line of credit, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security’s effective maturity and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on the portion of the fund’s fixed income investments that may be invested in asset-backed securities.

Private Placement Risks

Private placement securities are considered to be restricted securities since they cannot be resold without registration or an exemption from registration, features that make them difficult to sell and may negatively impact the price at which they can be ultimately sold. In addition, the issuer typically does not have an obligation to provide liquidity to investors by buying the securities back when the investor wants to sell. Since the offering is not registered with the SEC, investors in a private placement have less protection under the federal securities laws against improper practices than investors in registered securities.

Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices require the fund to determine a fair value for such investments. The fair value prices for the fund’s private placements are based on a variety of factors and are reviewed on a regular basis and updated as additional information becomes available. However, the fair valuation process involves a significant amount of

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judgment and the fair value prices determined for the fund could differ from those of other market participants.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other mutual funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that

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are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, political, or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). The reserve position provides flexibility in meeting redemptions, paying expenses, and managing cash flows into the fund and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33 1/3% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata

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distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables (including information prior to May 22, 2017, when the fund operated as the Predecessor Fund).

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about financial history of the fund (including the periods in which it operated as the Predecessor Fund), are based on a single share outstanding throughout the periods shown. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund’s Class I were assumed by the

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fund’s I Class, and the performance and accounting history of the Predecessor Fund’s Class A were assumed by the fund’s Advisor Class. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial information for the period August 1, 2016 through May 31, 2017 in the Financial Highlights tables, and for all periods thereafter, was audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP. The financial information for all other periods shown in the Financial Highlights tables was audited by other auditors.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 5/31/20	5/31/19	5/31/18	5/19/17 Through 5/31/17 (1)
NET ASSET VALUE
Beginning of period	$9.61	$9.77	$10.16	$10.14

Investment activities
Net investment income(2)(3)	0.55	0.62	0.53	0.01
Net realized and unrealized gain/loss	(0.22)	(0.16)	(0.29)	0.03 (4)
Total from investment activities	0.33	0.46	0.24	0.04

Distributions
Net investment income	(0.55)	(0.62)	(0.54)	(0.02)
Net realized gain	–	–	(0.09)	–
Total distributions	(0.55)	(0.62)	(0.63)	(0.02)

NET ASSET VALUE End of period	$9.39	$9.61	$9.77	$10.16

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 5/31/20	5/31/19	5/31/18	5/19/17 Through 5/31/17 (1)
Ratios/Supplemental Data

Total return(3)(5)	3.43%	4.91%	2.31%	0.36	%(4)

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.87%	0.93%	1.13%	4.68	%(6)
Net expenses after waivers/payments by Price Associates	0.79%	0.80%	0.79%	0.79	%(6)
Net investment income	5.75%	6.38%	5.25%	6.23	%(6)

Portfolio turnover rate	156.7%	134.3%	194.2%	165.3%
Net assets, end of period (in thousands)	$276,480	$174,818	$75,903	$615

(1)   Inception date

(2)   Per share amounts calculated using average shares outstanding method.

(3)   Includes the impact of expense-related arrangements with Price Associates.

(4)   Includes a voluntary payment from Price Associates, representing $0.04 per share based upon shares outstanding on the date of payment. The payment increased total return by 0.33% for the year ended 5/31/17.

(5)   Total return reflects the rate that an investor would have earned on an investment in the fund during e ac h period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(6)   Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 5/31/20	5/31/19	5/31/18	8/1/16 Through 5/31/17(1)	Year Ended 7/31/16(1)		7/31/15(1)
NET ASSET VALUE
Beginning of period	$9.57	$9.73	$10.12	$9.56	$9.65		$10.35

Investment activities
Net investment income(2)(3)	0.56	0.63	0.55	0.51 (4)	0.51	(4)(5)	0.54 (5)
Net realized and unrealized gain/loss	(0.22)	(0.15)	(0.30)	0.56 (6)	(0.08)		(0.39)
Total from investment activities	0.34	0.48	0.25	1.07	0.43		0.15

Distributions
Net investment income	(0.56)	(0.64)	(0.55)	(0.51)	(0.52)		(0.59)
Net realized gain	–	–	(0.09)	–	–		(0.26)
Total distributions	(0.56)	(0.64)	(0.64)	(0.51)	(0.52)		(0.85)

NET ASSET VALUE End of period	$9.35	$9.57	$9.73	$10.12	$9.56		$9.65

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 5/31/20	5/31/19	5/31/18	8/1/16 Through 5/31/17(1)		Year Ended 7/31/16(1)		7/31/15(1)
Ratios/Supplemental Data

Total return(2)(7)	3.58%	5.06%	2.45%	11.41	%(4)(6)	4.76	%(4)(5)	1.48	%(5)

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.72%	0.81%	1.00%	1.17	%(8)	1.15%		1.15%
Net expenses after waivers/payments by Price Associates	0.64%	0.64%	0.64%	0.66	%(4)(8)	0.81	%(4)(5)	0.85	%(5)
Net investment income	5.86%	6.59%	5.48%	6.17	%(4)(8)	5.50	%(4)(5)	5.37	%(5)

Portfolio turnover rate	156.7%	134.3%	194.2%	165.3%		174.0%		201.0%
Net assets, end of period (in thousands)	$44,469	$29,428	$39,821	$39,892		$9,003		$21,882

(1)   Represents performance of Class I of the Henderson High Yield Opportunities Fund (Predecessor Fund) through 5/19/17.

(2)   Includes the impact of expense-related arrangements with Price Associates.

(3)   Per share amounts calculated using average shares outstanding method.

(4)   Excludes expenses of the Predecessor Fund in excess of a 0.68% contractual expense limitation in effect through 5/19/17.

(5)   Excludes expenses of the Predecessor Fund in excess of a 0.85% contractual expense limitation in effect through 3/31/16.

(6)   Includes a voluntary payment from Price Associates, representing $0.04 per share based upon shares outstanding on the date of payments. The payment is increased total return by 0.41% for the year ended 5/31/17.

(7)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year Ended 5/31/20	5/31/19	5/31/18	8/1/16 Through 5/31/17(1)	Year Ended 7/31/16(1)		7/31/15(1)
NET ASSET VALUE
Beginning of period	$9.61	$9.77	$10.16	$9.60	$9.68		10.38

Investment activities
Net investment income(2)(3)	0.54	0.60	0.52	0.48 (4)	0.52	(4)(5)	0.51 (5)
Net realized and unrealized gain/loss	(0.24)	(0.15)	(0.30)	0.57 (6)	(0.10)		(0.39)
Total from investment activities	0.30	0.45	0.22	1.05	0.42		0.12

Distributions
Net investment income	(0.53)	(0.61)	(0.52)	(0.49)	(0.50)		(0.56)
Net realized gain	–	–	(0.09)	–	–		(0.26)
Total distributions	(0.53)	(0.61)	(0.61)	(0.49)	(0.50)		(0.82)

NET ASSET VALUE End of period	$9.38	$9.61	$9.77	$10.16	$9.60		9.68

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year Ended 5/31/20	5/31/19	5/31/18	8/1/16 Through 5/31/17(1)		Year Ended 7/31/16(1)		7/31/15(1)
Ratios/Supplemental Data

Total return(2)(7)	3.17%	4.76%	2.14%	11.13	%(4)(6)	4.63	%(4)(5)	1.19	%(5)

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.98%	1.05%	1.41%	1.34	%(8)	1.30%		1.38%
Net expenses after waivers/payments by Price Associates	0.94%	0.95%	0.94%	0.92	%(4)(8)	1.00	%(4)(5)	1.10	%(5)
Net investment income	5.60%	6.25%	5.14%	5.92	%(4)(8)	5.49	%(4)(5)	5.09	%(5)

Portfolio turnover rate	156.7%	134.3%	194.2%	165.3%		174.0%		201.0%
Net assets, end of period (in thousands)	$14,497	$10,963	$10,910	$15,988		$7,950		$1,955

(1)   Represents performance of Class A of the Henderson High Yield Opportunities Fund (Predecessor Fund) through 5/19/17.

(2)   Includes the impact of expense-related arrangements with Price Associates.

(3)   Per share amounts calculated using average shares outstanding method.

(4)   Excludes expenses of the Predecessor Fund in excess of a 0.93% contractual expense limitation in effect through 5/19/17.

(5)   Excludes expenses of the Predecessor Fund in excess of a 1.10% contractual expense limitation in effect through 3/31/16.

(6)   Includes a voluntary payment from Price Associates, representing $0.04 per share based upon shares outstanding on the date of the payment. The payment increased total return by 0.40% for the year ended 5/31/17.

(7)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(8)   Annualized

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along

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with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the Statement of Additional Information.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeeper, and registered investment advisors. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments, or AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price institutional funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, and certain other accounts. For investors eligible for the I Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable. Accounts that are not eligible for the I Class may be converted to the Investor Class following notice to the financial intermediary or investor.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and financial advisors. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

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R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

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12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and registered investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial advisor’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by certain funds and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including sub-accounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, retirement plan recordkeepers, and registered investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

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The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price brokerage sweep account. Regardless of a particular fund account’s

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balance as of the last business day of August, the account service fee is automatically waived for accounts that satisfy any of the following conditions:

•   Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

•   Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

•   Any accounts of a shareholder who is a T. Rowe Price Select Client Services client—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly at T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only

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for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Financial Institution Services at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on

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each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between

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the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online You can open a new Investor Class account online. (I Class accounts currently must be opened either by telephone or in writing.) Go to troweprice.com/newaccount to choose the type of account you wish to open.

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You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

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Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct transactions involving Investor Class accounts using the telephone or the T. Rowe Price website at troweprice.com. You can only conduct transactions involving the I Class over the telephone or in writing.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at https://www.troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

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If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately. Telephone conversations are recorded.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and

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if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfer to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $1 million minimum initial investment, although the minimum generally is waived for certain types of accounts. If you request the I Class of a particular fund when you open a new account but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund.

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000 minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds

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automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If for some reason your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a higher expense ratio). Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund exceeds the minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares with advance notice. However, if T. Rowe Price has investment discretion, T. Rowe Price may convert your shares without advance notice.

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Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance of at least $1 million. If your investment falls below $1 million (even if due to market depreciation), we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance or convert your account to a different share class in the same fund (if available) with a higher expense ratio with advance notice. However, if T. Rowe Price has investment discretion, T. Rowe Price may convert your shares without advance notice.

The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Financial Institution Services for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be

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priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $1 million minimum initial investment, although the minimum generally is waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

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Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to 12:00 p.m. ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial

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intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata

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distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may temporarily suspend redemptions from the fund for up to 10 business days during any 90-day period (i.e., a “redemption gate”) and elect to temporarily suspend redemptions for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

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Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

•   Shares purchased or redeemed in money market funds and ultra-short-term bond funds;

•   Shares purchased or redeemed through a systematic purchase or withdrawal plan;

•   Checkwriting redemptions from bond funds and money market funds;

•   Shares purchased through the reinvestment of dividends or capital gain distributions;

•   Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

•   Transfers and changes of account registration within the same fund;

•   Shares purchased by asset transfer or direct rollover;

•   Shares purchased or redeemed through IRA conversions and recharacterizations;

•   Shares redeemed to return an excess contribution from a retirement account;

•   Transactions in Section 529 college savings plans;

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•   Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

•   Shares converted from one share class to another share class in the same fund;

•   Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

•   Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

•   Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs (including the T. Rowe Price® ActivePlus Portfolios program), as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written

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agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described, it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its excessive trading policies for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA as well (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Disclosure Statement and Custodial Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may

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economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, tax forms, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

•   Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

•   Remitting redemption proceeds to any person, address, or bank account not on file;

•   Establishing certain services after an account is opened; or

•   Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Financial Institution Services for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price

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Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxies
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Financial Institution Services: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Select Client Services: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access ®
Hearing Impaired	Call the applicable number with a relay operator; inquires may also be directed to info@troweprice.com

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T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Financial Institution Services P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Financial Institution Services Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

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INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

•   Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

•   Dividends are declared daily and paid on the first business day of each month.

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Dividend Payment Schedule
Fund	Dividends
Bond funds	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

These stock funds only:

•   Balanced

•   Dividend Growth

•   Equity Income

•   Equity Index 500

•   Global Real Estate

•   Growth & Income

•   Spectrum Conservative Allocation

•   Spectrum Moderate Allocation

•   Real Estate

• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.
Other stock funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.
All other Retirement, Retirement I, Spectrum, and Target Funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

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If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law. Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

•   You sell fund shares, including an exchange from one fund to another.

•   The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

•   For state-specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

•   If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

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For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, and before January 1, 2026, you are generally allowed a deduction up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

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T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	65

local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification

T. ROWE PRICE	66

number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

•   Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

•   Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

•   To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond and Inflation Protected Bond Funds

•   Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as a short-term capital gain, resulting in ordinary income.

•   In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

•   Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement, Retirement I, Spectrum, and Target Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to

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distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, or suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-4119	F1106-040 10/1/20

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)(1) Articles of Incorporation of Registrant, dated October 8, 1984 (electronically filed with Amendment No. 15 dated April 25, 1994)

(a)(2) Articles Supplementary of Registrant, on behalf of T. Rowe Price High Yield Fund—Advisor Class, dated March 14, 2000 (electronically filed with Amendment No. 23 dated March 27, 2000)

(a)(3) Articles Supplementary of Registrant, on behalf of T. Rowe Price High Yield Fund and T. Rowe Price High Yield Fund—Advisor Class, dated May 19, 2004 (electronically filed with Amendment No. 28 dated September 29, 2004)

(a)(4) Articles Supplementary of Registrant, on behalf of T. Rowe Price High Yield Fund and T. Rowe Price High Yield Fund—Advisor Class, dated April 5, 2007 (electronically filed with Amendment No. 31 dated September 19, 2007)

(a)(5) Articles Supplementary of Registrant, on behalf of T. Rowe Price High Yield Fund and T. Rowe Price High Yield Fund—Advisor Class, dated February 7, 2012 (electronically filed with Amendment No. 38 dated September 27, 2012)

(a)(6) Articles Supplementary of Registrant, on behalf of T. Rowe Price High Yield Fund—I Class, dated July 23, 2015 (electronically filed with Amendment No. 45 dated August 12, 2015)

(a)(7) Articles Supplementary of Registrant, on behalf of T. Rowe Price U.S. High Yield Fund, T. Rowe Price U.S. High Yield Fund—Advisor Class, and T. Rowe Price U.S. High Yield Fund—I Class, dated March 20, 2017 (electronically filed with Amendment No. 52 dated April 18, 2017)

(a)(8) Articles Supplementary of Registrant, on behalf of T. Rowe Price High Yield Fund—Z Class, dated February 17, 2020 (electronically filed with Amendment No. 59 dated February 26, 2020)

(b) By-Laws of Registrant, as amended January 21, 1988, April 20, 1990, July 1, 1991, July 20, 1993, January 18, 1994, July 21, 1999, October 16, 2002, February 5, 2003, April 21, 2004, February 8, 2005, July 22, 2008, October 17, 2011, and July 25, 2018 (electronically filed with Amendment No. 57 dated September 27, 2019)

(c) Article SEVENTH, Section I—Issue of the Corporation’s Shares and Section II—Redemption and Repurchase of the Corporation’s Shares, in their entirety, from the Registrant’s Articles of Incorporation and Article II, Shareholders, in its entirety, and Article VIII, Capital Stock, from the Registrant's By-Laws

(d)(1) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated July 1, 1987 (electronically filed with Amendment No. 15 dated April 25, 1994)

(d)(2) Amended Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated August 1, 2004 (electronically filed with Amendment No. 28 dated September 29, 2004)

(d)(3) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price U.S. High Yield Fund, T. Rowe Price U.S. High Yield Fund—Advisor Class, and T. Rowe Price U.S. High Yield Fund—I Class, dated .February 6, 2017 (electronically filed with Amendment No. 52 dated April 18, 2017)

(e)(1) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated May 1, 2003 (electronically filed with Amendment No. 30 dated September 26, 2003)

(e)(2) Amendment to Underwriting Agreements between Each T. Rowe Price Fund listed on Schedule A and T. Rowe Price Investment Services, Inc., dated February 6, 2017 (electronically filed with Amendment No. 55 dated September 26, 2018)

(f) Inapplicable

(g) Custody Agreements

(g)(1) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19,  2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2010, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, April 15, 2019, August 26, 2019, November 15, 2019, and February 13, 2020

(g)(2) Global Custody Agreement between JPMorgan Chase Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, October 1, 2009, October 20, 2009, December 16, 2009, February 10, 2010, April 29, 2010, July 21, 2010, February 3, 2011, April 21, 2011, July 29, 2011, October 17, 2011, February 8, 2012, April 24, 2012, February 5, 2013, March 5, 2013, July 24, 2013, December 10, 2013, February 4, 2014, July 17, 2014, December 22, 2014, July 31, 2015, February 26, 2016, April 21, 2016, July 15, 2016, July 26, 2016, May 1, 2017, July 28, 2017, September 25, 2017, October 13, 2017, December 15, 2017, February 1, 2018, May 1, 2018, October 1, 2018, January 25, 2019, August 30, 2019, October 3, 2019, and January 30, 2020

(h) Other Agreements

(h)(1) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2020, amended May 6, 2020

(h)(2) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2014, as amended February 4, 2014, April 29, 2014, November 1, 2014, December 29, 2014, January 20, 2015, July 1, 2015, and July 27, 2015 (electronically filed with Amendment No. 47 dated September 23, 2015)

(h)(3) Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated August 1, 2015, as amended November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, August 1, 2019, and June 5, 2020

(h)(4) Fund Accounting Agreement between T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon, dated August 1, 2015, as amended December 9, 2015, February 23, 2016, April 27, 2016, April 30, 2016, July 19, 2016, August 1, 2016, September 28, 2016, October 25, 2016, December 22, 2016, May 9, 2017, July 17, 2017, October 1, 2017, October 30, 2017, June 21, 2018, June 22, 2018, October 1, 2018, November 27, 2018, August 26, 2019, and June 5, 2020

(h)(5) Fund Accounting Agreement Side Letter between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds in connection with the Fund Accounting Agreement between the T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon dated February 28, 2017, as amended April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, August 30, 2019, and June 5, 2020

(h)(6) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the T. Rowe Price Funds, dated January 1, 2020, as amended May 6, 2020

(h)(7) I Class Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds listed on Exhibit A of the Agreement, dated July 27, 2015 (electronically filed with Amendment No. 45 dated August 12, 2015)

(h)(8) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and Registrant, on behalf of the T. Rowe Price U.S. High Yield Fund, T. Rowe Price U.S. High Yield Fund—Advisor Class, and T. Rowe Price U.S. High Yield Fund—I Class, dated February 6, 2017 (electronically filed with Amendment No. 52 dated April 18, 2017)

(h)(9) Amendment to Expense Limitation Agreements between T. Rowe Price Associates, Inc. and each of the T. Rowe Price Funds listed on Schedule A of the Agreement, dated October 1, 2019 (electronically filed with Amendment No. 57 dated September 27, 2019)

(h)(10) Expense Fee Waiver Agreement between T. Rowe Price Associates, Inc. and each of the funds listed on Exhibit A dated October 28, 2019 (electronically filed with Amendment No. 59 dated February 26, 2020)

(i) Inapplicable

(j) Other Opinions

(j)(1) Consent of Independent Registered Public Accounting Firm

(j)(2) Opinion of Counsel

(j)(3) Power of Attorney

(k) Inapplicable

(l) Inapplicable

(m)(1) Rule 12b-1 Plan for T. Rowe Price High Yield Fund—Advisor Class, dated May 1, 2003 (electronically filed with Amendment No. 30 dated September 26, 2003)

(m)(2) Rule 12b-1 Rule for T. Rowe Price U.S. High Yield Fund—Advisor Class, dated May 22, 2017 (electronically filed with Amendment No. 51 dated February 17, 2017)

(m)(3) Form of Selling Agreement to be used by T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 23 dated March 27, 2000)

(n)(1) Rule 18f-3 Plan for T. Rowe Price High Yield Fund, T. Rowe Price High Yield Fund—Advisor Class, and T. Rowe Price High Yield Fund—I Class, dated February 9, 2000 (electronically filed with Amendment No. 23 dated March 27, 2000)

(n)(2) Amended and Restated Rule 18f-3 Plan for T. Rowe Price High Yield Fund, T. Rowe Price High Yield Fund—Advisor Class, and T. Rowe Price High Yield Fund—I Class, dated August 28, 2015 (electronically filed with Amendment No. 45 dated August 12, 2015)

(n)(3) Rule 18f-3 Plan for T. Rowe Price U.S. High Yield Fund, T. Rowe Price U.S. High Yield Fund—Advisor Class, and T. Rowe Price U.S. High Yield Fund—I Class, dated May 22, 2017 (electronically filed with Amendment No. 51 dated February 17, 2017)

(n)(4) Amended and Restated Rule 18f-3 Plan for T. Rowe Price High Yield Fund, T. Rowe Price High Yield Fund—Advisor Class, and T. Rowe Price High Yield Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 57 dated September 27, 2019)

(n)(5) Amended and Restated Rule 18f-3 Plan for T. Rowe Price U.S. High Yield Fund, T. Rowe Price U.S. High Yield Fund—Advisor Class, and T. Rowe Price U.S. High Yield Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 57 dated September 27, 2019)

(n)(6) Amended and Restated Rule 18f-3 Plan for T. Rowe Price High Yield Fund, T. Rowe Price High Yield Fund—Advisor Class, T. Rowe Price High Yield Fund—I Class, and T. Rowe Price High Yield Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 59 dated February 26, 2020)

(p) Code of Ethics and Conduct, dated December 1, 2019

Item 29. Persons Controlled by or Under Common Control With Registrant

None

Item 30. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates as listed in Item 31 of this Registration Statement and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

 (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

 (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Manager

T. Rowe Price Group, Inc. (T. Rowe Price Group), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (Price International), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser and distributor to foreign collective investment schemes and is responsible for marketing and client servicing for Europe and the Middle East (EMEA) (ex-European Union (EU) and European Economic Area (EEA)) clients. Price International provides investment management services to registered investment companies and other institutional investors. Price International may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd, T. Rowe Price Japan, Inc., and/or T. Rowe Price Australia Limited (each a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price International. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (Price Singapore), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and client servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (Price Japan), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and client servicing of clients based in Japan. Price Japan may serve as adviser to the Trust Company as trustee of several Maryland-registered domestic common trust funds and may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency to carry out investment management business, and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Australia Limited (Price Australia), a wholly owned subsidiary of Price International, was organized as an Australian public company limited by shares in 2017. Price Australia is responsible for marketing and client servicing of clients based in Australia and New Zealand. Price Australia may serve as adviser to Trust Company as trustee of several Maryland-registered domestic common trust funds and may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Australia may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Australia. Price Australia holds an Australian Financial Services License with the Australian Securities and Investments Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price (Switzerland) GmbH, a wholly owned subsidiary of Price International, was organized as a Swiss limited company in 2011. It is licensed by the Swiss Financial Market Supervisory Authority FINMA to distribute collective investment schemes. T. Rowe Price (Switzerland) GmbH is responsible for marketing and client servicing for institutional clients.

T. Rowe Price Investment Services, Inc. (Investment Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates serves as sponsor and investment adviser (Price Funds). Investment Services also serves as distributor of interests in certain section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services’ Brokerage Division acts as an introducing broker-dealer for customers who want to buy and sell individual securities.

T. Rowe Price Services, Inc. (Price Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds and section 529 college savings plans, and shareholder services to certain affiliates of Price Associates. Price Associates is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Retirement Plan Services, Inc. (Retirement Plan Services), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991. Retirement Plan Services provides administrative and recordkeeping services to employee benefit plan clients. Retirement Plan Services is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Trust Company (Trust Company), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for providing fiduciary services. Under its charter, the Trust Company is not permitted to accept deposits or make commercial loans. The Trust Company serves as directed trustee and/or custodian for certain retirement plans and accounts, including Price Fund individual retirement accounts and certain pre-approved retirement plans offered through Trust Company affiliates. The Trust Company has established and maintains common trust funds (also known as collective investment funds) that are available to qualified and government retirement plans.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 and is an owner of investment interests in certain outside corporate entities.

T. Rowe Price (Canada), Inc. (Price Canada), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. Price Canada provides advisory services to institutional clients residing in Canada and delegates investment management services to other Price Investment Advisers. Price Canada is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as well as Ontario, Manitoba, British Columbia, Alberta, Nova Scotia, Newfoundland and Labrador, and New Brunswick Securities Commissions, the Saskatchewan Financial Services Commission, the Autorite des Marches Financiers in Quebec, and the Office of the Superintendent of Securities in Prince Edward Island.

TRP Suburban, Inc. (TRP Suburban), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (Advisory Services), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 2000. Advisory Services provides investment advisory services to individuals, including shareholders of the Price Funds. Advisory Services is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and

T. Rowe Price (Luxembourg) Management SÀRL (Price Luxembourg), a wholly owned subsidiary of Price International, was organized as a société à responsabilité limitée in Luxembourg in 1990. Price Luxembourg acts as the management company and is charged with the administration and management of certain Luxembourg funds. Price Luxembourg is responsible for marketing and client servicing for EU and EEA clients and provides investment management services to registered investment companies and other institutional investors. Price Luxembourg delegates investment management responsibilities to a Price Investment Adviser. SÀRL is regulated by the Commission de Surveillance du Secteur Financier. SÀRL outsources functions associated with such administration and management.

T. Rowe Price UK Limited (Price UK), a wholly owned subsidiary of Price International, was organized as a private limited company in England and Wales in 2018 and serves as the authorized corporate director of an open-ended investment company fund in the United Kingdom. Price UK is authorized by the United Kingdom Financial Conduct Authority to act as an investment fund management company.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates. The business address for each is 100 East Pratt Street, Baltimore, MD 21202

Mark S. Bartlett, Director of T. Rowe Price Group. Mr. Bartlett has been an independent director of Price Group since 2013 and serves as chair of the Audit Committee and as a member of the Executive Compensation and Management Development Committee. Until retiring in 2012, Mr. Bartlett was a partner at Ernst & Young, serving as managing partner of the firm’s Baltimore office and senior client service partner for the mid-Atlantic region. Mr. Bartlett began his career at Ernst & Young in 1972 and has extensive experience in financial services, as well as other industries. Mr. Bartlett received his B.S. from West Virginia University and attended the Executive Program at the Kellogg School of Business at Northwestern University. He also earned the designation of certified public accountant. Mr. Bartlett is a member of the board of directors and chair of the audit committees of both Rexnord Corporation and Williams Scotsman. He is also a member of the nominating and corporate governance committee of Williams Scotsman. He also serves as a member of the board of directors and a member of the audit committee of FTI Consulting, Inc. Mr. Bartlett offers our Board significant accounting and financial reporting experience as well as expertise in the accounting-related rules and regulations of the SEC from his experience as a partner of a multinational audit firm. He has extensive finance knowledge, with a broad range of experience in financing alternatives, including the sale of securities, debt offerings, and syndications.

Mary K. Bush, Director of T. Rowe Price Group. Ms. Bush has been an independent director of Price Group since 2012 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She serves as the chairman of Bush International, LLC, an advisor to U.S. corporations and foreign governments on international capital markets and strategic business and economic matters, since 1991. Earlier in her career, she managed global banking and corporate finance relationships at New York money center banks including Citibank, Banker’s Trust, and Chase. Ms. Bush holds an M.B.A. from the University of Chicago and a B.A. in economics and political science from Fisk University. Ms. Bush is a member of the board of directors, risk oversight committee, and nominating and corporate governance committee of Discover Financial Services; a member of the board of directors, audit and compensation committees and serves as chair of the retirement plan committee of ManTech International Corporation; a member of the board of directors, audit and compensation committees of Marriott International; and a member of the board of directors and chair of the audit committee for Bloom Energy. Ms. Bush has informed the Nominating and Corporate Governance Committee that she will be retiring from one of these board in May 2020, following which she will be on three public company boards. Ms. Bush also was a director of the Pioneer Family of Mutual Funds from 1997 to 2012 and UAL Corporation from 2006 to 2010. Ms. Bush brings to our Board extensive financial, international and governmental affairs experience, her knowledge of corporate governance and financial oversight gained from her membership on the boards of other public companies, knowledge of public policy matters, and her significant experience providing strategic advisory services in the financial and international arenas.

Dina Dublon, Director of T. Rowe Price Group. Ms. Dublon has been an independent director of Price Group since 2019 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. Ms. Dublon was the executive vice president and chief financial officer of JPMorgan Chase & Co., from 1998 until her retirement in 2004. Ms. Dublon previously held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the financial institutions division and head of asset liability management. Ms. Dublon received her B.A. in economics and mathematics from Hebrew University of Jerusalem and her M.S. from Carnegie Mellon University. Ms. Dublon has served as a director of PepsiCo, Inc. since 2005, where she serves as the chair of the public policy and sustainability committee and a member of the compensation committee. She previously served as chair of audit committee. From 2013 to 2018, she served on the supervisory board of Deutsche Bank A.G. and as chair of the risk committee; from 2002 to 2017, she served as a director of Accenture PLC; from 2005 to 2014 as a director of Microsoft Corporation; and from 1999 to 2002 as a director of Hartford Financial Services Group, Inc. Ms. Dublon serves on the board of overseers of Columbia University’s Mailman School of Public Health since 2018 and previously served on the faculty of Harvard Business School and on the boards of several non-profit organizations, including the Women’s Refugee Commission and Global Fund for Women. Ms. Dublon brings to our Board significant accounting and financial reporting experience as well as substantial expertise with respect to the financials sector, mergers and acquisitions, global markets, public policy, and corporate finance gained throughout her career in the financial services industry, particularly her role as executive vice president and chief financial officer of a major financial institution.

Freeman A. Hrabowski, III, Director of T. Rowe Price Group. Dr. Hrabowski has been an independent director of Price Group since 2013 and serves as a member of the Audit Committee and Executive Compensation and Management Development Committee. He has served as president of the University of Maryland, Baltimore County (UMBC), since 1992. His research and publications focus on science and math education, with special emphasis on minority participation and performance. He is also a leading advocate for greater diversity in higher education. He serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academies, and universities and school systems nationally. Dr. Hrabowski holds a Ph.D. in higher education administration and statistics and an M.A. in mathematics from the University of Illinois at Urbana-Champaign. He also holds a B.A. in mathematics from Hampton Institute (now Hampton University). Dr. Hrabowski serves as director and member of the corporate and governance committee of McCormick & Company, Inc. He also served on the board of Constellation Energy Group, Inc. until 2012. Dr. Hrabowski brings to our Board valuable strategic and management leadership experience from his role as president of a public university, as well as his extensive knowledge and dedication to greater education and workforce development. He also contributes corporate governance oversight from his experience serving as a director on other public company boards.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan has been an independent director of Price Group since 2010 and serves as chair of the Executive Compensation and Management Development Committee and as a member of the Audit and Executive Committees. Since November 2009, Mr. MacLellan has been the nonexecutive chairman of Northleaf Capital Partners, an independent global private markets fund manager and advisor. From 2003 to November 2009, Mr. MacLellan served as chief investment officer of TD Bank Financial Group (TDBFG), where he was responsible for overseeing the management of investments for its Employee Pension Fund, The Toronto-Dominion Bank, TD Mutual Funds, and TD Capital Group. Earlier in his career, Mr. MacLellan was managing director of Lancaster Financial Holdings, a merchant banking group acquired by TDBFG in March 1995. Prior to that, he was vice president and director at McLeod Young Weir Limited (Scotia McLeod) and a member of the corporate finance department responsible for a large number of corporate underwritings and financial advisory assignments. Mr. MacLellan holds a B.Comm. from Carleton University and an M.B.A. from Harvard University, and is a chartered accountant. From 2012 to 2018, Mr. MacLellan was the chairman of Yellow Media, Inc., a public company based in Montreal. Since 2018, Mr. MacLellan has served as a member of the board of directors of Magna International, Inc., a public company based in Aurora, Ontario, and is chair of its audit committee. Mr. MacLellan brings substantial experience and perspective to our Board with respect to the financial services industry, particularly his expertise with respect to investment-related matters, including those relating to the mutual fund industry and the institutional management of investment funds, based on his tenure as chief investment officer of a major financial institution. He also brings an international perspective to our Board as well as significant accounting and financial reporting experience.

Olympia J. Snowe, Director of T. Rowe Price Group. Ms. Snowe has been an independent director of Price Group since June 2013 and serves as chair of the Nominating and Corporate Governance Committee and as a member of the Executive Compensation and Management Development Committee. She is chairman and chief executive officer of Olympia Snowe, LLC, a policy and communications consulting firm, and a member of the board of directors and senior fellow at the Bipartisan Policy Center. Ms. Snowe served in the U.S. Senate for the state of Maine from 1995 to 2013 and as a member of the U.S. House of Representatives from 1979 to 1995. While in the U.S. Senate, she served as chair and was the ranking member of the Senate Committee on Small Business and Entrepreneurship and served on the Senate Finance Committee. She also served as chair of the Subcommittee on Seapower for the Senate Armed Services Committee. Ms. Snowe earned a B.S. from the University of Maine and has received honorary degrees from many colleges and universities. Ms. Snowe is a member of the board of directors of Synchrony Financial and serves as a member of its audit committee and as chair of the nominating and corporate governance committee, as well as a director on the board of Synchrony Bank and member of its audit committee. Ms. Snowe previously served on the board of directors of Aetna Inc., a diversified health care benefits company, where she was a member of the audit committee and the medical affairs committee from 2014 to 2018. Ms. Snowe brings a broad range of valuable leadership and public policy experience to our Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, tax and regulatory policy, education, retirement and aging, women’s issues, health care, foreign affairs, and national security.

Robert J. Stevens, Director of T. Rowe Price Group. Mr. Stevens has been an independent director of Price Group since 2019 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. Mr. Stevens is the former chairman, president and chief executive officer of Lockheed Martin Corporation. He was elected chairman in April 2005 and served as executive chairman from January through December 2013. He also served as Lockheed Martin’s chief executive officer from August 2004 through December 2012. Previously, he held a variety of increasingly responsible executive positions with Lockheed Martin, including president and chief operating officer, chief financial officer, and head of strategic planning. Mr. Stevens received his B.A. from Slippery Rock University of Pennsylvania, his M.S. in industrial engineering and management from the New York University Tandon School of Engineering, and his M.S. in business from Columbia University. From 2002 to 2018, Mr. Stevens was the lead independent director of Monsanto Corporation, where he also served as the chair of the nominating and corporate governance committee and a member of the audit committee, and from 2015 to 2018 served as a director of United States Steel Corporation, where he was on the corporate governance and public policy committee and the compensation and organization committee. Mr. Stevens is an emeritus director of the board of directors of the Congressional Medal of Honor Foundation, the Marine Corps Scholarship Foundation and is a member of the Council on Foreign Relations. Mr. Stevens brings to our Board significant executive management experience. He also adds additional perspective to our Board regarding financial matters, mergers and acquisitions, strategic leadership, and international operational experience based on his tenure as chief executive officer of a publicly traded, multinational corporation.

Richard R. Verma, Director of T. Rowe Price Group. Mr. Verma has been an independent director of Price Group since 2018 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. Mr. Verma is vice chairman and partner at The Asia Group. He previously served as United States ambassador to India from 2014 to 2017. Prior to his service as U.S. ambassador, Mr. Verma joined Steptoe & Johnson LLP, a global law firm, in 1998 and held many roles, including partner and senior counselor from 2011 to 2014. Mr. Verma also served as assistant secretary of state for legislative affairs from 2009 to 2011 and senior national security advisor to the Senate majority leader from 2004 to 2007. Mr. Verma is a U.S. Air Force veteran who, during active duty, served as judge advocate. Mr. Verma holds a B.S. in industrial engineering from Lehigh University, an L.L.M. in international law from Georgetown University Law Center, and a J.D. from American University’s Washington College of Law. Mr. Verma brings substantial experience and a global perspective to our Board with respect to public policy, business, foreign and legislative affairs, strategic leadership, and corporate social responsibility.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg has been an independent director of Price Group since 2016 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. From 2015 to 2019, Ms. Wijnberg served as executive advisor of Aquiline Holdings, LLC, a private-equity investment firm specializing in the financial services sector. From 2007 to 2014, she was a partner and chief administrative officer of Aquiline Holdings LLC, a registered investment advisor and the holding company for Aquiline Capital Partners. Previously, Ms. Wijnberg served as the senior vice president and chief financial officer of Marsh & McLennan Companies, Inc., and was treasurer and interim chief financial officer of YUM! Brands, Inc. Prior to that she held financial positions with PepsiCo, Inc., and worked in investment banking at Morgan Stanley. In addition, from 2014 through 2015, Ms. Wijnberg was deputy head of mission for the Office of the Quartet, a development project under the auspices of the United Nations. Ms. Wijnberg holds a B.A. in English literature from the University of California, Los Angeles, and an M.B.A. from the University of Southern California’s Marshall School of Business, for which she is a member of the board of leaders. Ms. Wijnberg currently serves as a member of the board of directors, chair of the audit committee, and member of the nominating and corporate governance committee of Automatic Data Processing, Inc. and as a member of the board of directors, the finance committee, and the audit committee of Cognizant Technology Solutions Corp. From 2003 to 2016, she served on the Board of Directors of Tyco International, PLC, and from 2007 to 2009, she served on the board of directors of TE Connectivity, Inc. She is also a director of two non-profits: Seeds of Peace and Spark MicroGrants, and is a trustee of the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg brings to our Board a global perspective along with substantial financials sector, corporate finance, and management experience, based on her roles at Aquiline Capital Partners, Marsh & McLellan, and YUM! Brands, Inc.

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson has been an independent director of Price Group since 2015 and serves as a member of the Executive Committee, the Executive Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee. He is also the lead independent director of the board. Mr. Wilson retired as executive chairman of McCormick & Company, Inc. in 2017, where he held many executive management roles, including chairman, president, and chief executive officer. Mr. Wilson graduated from the University of Tennessee in 1980 with a B.S. in communications. He attended school on a R.O.T.C. scholarship and, following college, served as a U.S. Army captain, with tours in the United States, United Kingdom, and Germany. Mr. Wilson currently serves on the board of directors of Westrock Company and is a member of the finance committee and the nominating and corporate governance committee. He also chairs the board of visitors of University of Maryland, Baltimore County and currently serves on the University of Tennessee’s board of trustees and the University of Tennessee’s business school advisory board. Mr. Wilson brings to our Board significant executive management experience, having led a publicly traded, multinational company. He also adds additional perspective regarding matters relating to general management, strategic leadership, and financial matters.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers to the Price Funds:

Name	Company Name	Position Held With Company
Christopher D. Alderson	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director
Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
Phillipe Ayral	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Emma Beal	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
	T. Rowe Price (Switzerland) GmbH	Authorized Signer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director
Vice President
Assistant Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Director
Vice President
Authorized Signer
Archibald A. Ciganer	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Graeme de Moor	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Singapore Private Ltd.	Director
Kuniaki Doi	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President

Name	Company Name	Position Held With Company
Céline Dufétel	T. Rowe Price (Luxembourg) Management SÀRL	Vice President

	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price Group, Inc.	Chief Financial Officer
Vice President
Treasurer
	T. Rowe Price International Ltd	Director
	T. Rowe Price Investment Services, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Vice President
	T. Rowe Price Services, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
	TRP Colorado Springs, LLC	President
	TRP Office Florida, LLC	President
	TRP Suburban, Inc.	President
	TRP Suburban Second, Inc.	President
	TRPH Corporation	Director
President
Jeremy M. Fisher	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
	T. Rowe Price (Switzerland) GmbH	Director
Managing Officer
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Chief Compliance Officer
Vice President
	T. Rowe Price International Ltd	Director
Chief Compliance Officer
Vice President
	T. Rowe Price Japan, Inc.	Vice President
Corporate Auditor
	T. Rowe Price Singapore Private Ltd.	Chief Compliance Officer
Vice President
	T. Rowe Price UK Limited	Director
Vice President
Authorized Signer
John R. Gilner	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price Advisory Services, Inc.	Vice President
	T. Rowe Price Associates, Inc.	Chief Compliance Officer
Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Vice President
Robert C.T. Higginbotham	T. Rowe Price (Canada), Inc.	Chairman of the Board
President
	T. Rowe Price (Luxembourg) Management SÀRL	Chairman of the Board
Chief Executive Officer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Chairman of the Board
Chief Executive Officer
President
	T. Rowe Price UK Limited	Director
President
Naoyuki Honda	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Company’s Representative
Vice President
Yasuo Miyajima	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President

Name	Company Name	Position Held With Company
David Oestreicher	T. Rowe Price (Canada), Inc.	Vice President
Secretary
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
Secretary

Authorized Signer
	T. Rowe Price Advisory Services, Inc.	Director
Secretary
	T. Rowe Price Associates, Inc.	Director
Vice President
Secretary
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	Chief Legal Officer
Vice President
Secretary
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President
Secretary
	T. Rowe Price Investment Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Director
Chairman of the Board
Chief Executive Officer
President
Secretary
	T. Rowe Price UK Limited	Vice President
Secretary
Authorized Signer
	TRP Colorado Springs, LLC	Secretary
	TRP Office Florida, LLC	Secretary
	TRP Suburban, Inc.	Secretary
	TRP Suburban Second, Inc.	Secretary
	TRPH Corporation	Director
Vice President
Secretary
Robert W. Sharps	T. Rowe Price Associates, Inc.	Director
Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Trust Company	Vice President
William J. Stromberg	T. Rowe Price Associates, Inc.	Director
Chairman of the Board
President
	T. Rowe Price Group, Inc.	Director
Chairman of the Board
Chief Executive Officer
President
	T. Rowe Price International Ltd	Vice President
Christine Po Kwan To	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer

Name	Company Name	Position Held With Company
Nicholas S. Trueman	T. Rowe Price Australia Limited	Director
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Japan, Inc.	Director
	T. Rowe Price Singapore Private Ltd.	Director
Chief Executive Officer
Hiroshi Watanabe	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
William R. Weible	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Retirement Plan Services, Inc.	Director
Ernest C. Yeung	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer

Certain directors and officers of T. Rowe Price Group and T. Rowe Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

Item 32. Principal Underwriters

(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the funds sponsored and managed by T. Rowe Price Associates, Inc., including the following investment companies:

T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund, Inc.
T. Rowe Price Communications & Technology Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Credit Opportunities Fund, Inc.
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Funds, Inc.
T. Rowe Price Equity Income Fund, Inc.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Exchange-Traded Funds, Inc.
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Floating Rate Fund, Inc.
T. Rowe Price Global Allocation Fund, Inc.
T. Rowe Price Global Funds, Inc.
T. Rowe Price Global Multi-Sector Bond Fund, Inc.
T. Rowe Price Global Real Estate Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.
T. Rowe Price GNMA Fund, Inc.
T. Rowe Price Government Money Fund, Inc.
T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Index Trust, Inc.
T. Rowe Price Inflation Protected Bond Fund, Inc.

T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.
T. Rowe Price International Funds, Inc.
T. Rowe Price International Index Fund, Inc.
T. Rowe Price International Series, Inc.
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price Multi-Sector Account Portfolios, Inc.
T. Rowe Price Multi-Strategy Total Return Fund, Inc.
T. Rowe Price New America Growth Fund, Inc.
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price QM U.S. Bond Index Fund, Inc.
T. Rowe Price Quantitative Management Funds, Inc.
T. Rowe Price Real Assets Fund, Inc.
T. Rowe Price Real Estate Fund, Inc.
T. Rowe Price Reserve Investment Funds, Inc.
T. Rowe Price Retirement Funds, Inc.
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Spectrum Fund, Inc.
T. Rowe Price Spectrum Funds II, Inc.
T. Rowe Price State Tax-Free Funds, Inc.
T. Rowe Price Summit Funds, Inc.
T. Rowe Price Summit Municipal Funds, Inc.
T. Rowe Price Tax-Efficient Funds, Inc.
T. Rowe Price Tax-Exempt Money Fund, Inc.
T. Rowe Price Tax-Free High Yield Fund, Inc.
T. Rowe Price Tax-Free Income Fund, Inc.
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
T. Rowe Price Total Return Fund, Inc.

T. Rowe Price U.S. Equity Research Fund, Inc.
T. Rowe Price U.S. Large-Cap Core Fund, Inc.
T. Rowe Price U.S. Treasury Funds, Inc.
T. Rowe Price Value Fund, Inc.

Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Dorothy C. Sawyer	Chairman of the Board, Director, and President	None
Kevin L. Collins	Director	None
Timothy S. Dignan	Treasurer and Vice President	None
Stephanie P. Mumford	Chief Compliance Officer and Vice President	None
Christopher C. Newman	Director and Vice President	None
David Oestreicher	Director, Vice President, and Secretary	Director, Principal Executive Officer, Executive Vice President
George D. Riedel	Director and Vice President	None
Susanne P. Voelker	Controller and Vice President	None
Christine B. Akins	Vice President	None
Brent A. Andersen	Vice President	None
Lorraine J. Andrews	Vice President	None
Cheryl L. Armitage	Vice President	None
Brendan C. Asaff	Vice President	None
Christopher P. Augelli	Vice President	None
Andrew L. Baird	Vice President	None
Jason L. Bandel	Vice President	None
Thomas E. Bauer	Vice President	None
Cheri M. Belski	Vice President	None
Sukhvinder K. Bhogal	Vice President	None
Bryan K. Blackmon	Vice President	None
Matthew W. Boren	Vice President	None
Chase B. Bower	Vice President	None
Kathy Brady	Vice President	None
Darrell N. Braman	Vice President	Vice President and Secretary
Jaime M. Branstetter	Vice President	None
Anne Whitescarver Brown	Vice President	None
Martin P. Brown	Vice President	None
Christopher D. Browne	Vice President	None
Heather C. Buchanan	Vice President	None
Barbara J. Burdett	Vice President	None
Jason N. Butler	Vice President	None
Adam Byard	Vice President	None
Jessica Calder	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Tegan Call	Vice President	None
Sheila P. Callahan	Vice President	None
Christopher E. Carpenter	Vice President	None
Cameron H. Carty	Vice President	None
Laura H. Chasney	Vice President	None
Jay Cherian	Vice President	None
Kevin S. Clapper	Vice President	None
Jerome A. Clark	Vice President	None
Basil Clarke	Vice President	None

Adam Cohen	Vice President	None
Douglas J. Comer	Vice President	None
Roberta V. Cordova	Vice President	None
Anne M. Coveney	Vice President	None
J. Lawrence Cronin, Jr.	Vice President	None
Jonathan J. Crooks	Vice President	None
Joseph A. Crumbling	Vice President	None
Martha Brock Daniel	Vice President	None
Michael Davis	Vice President	None
Terrence L. Davis	Vice President	None
Benjamin P. DeFelice	Vice President	None
Patrick M. Delaney	Vice President	None
Peter A. DeLibro	Vice President	None
Lauren D. DeLuca	Vice President	None
Sanjeev K. Dev	Vice President	None
David E. Donahoo	Vice President	None
Michael Doshier	Vice President	None
Celine Dufetel	Vice President	None
Jean M. Dunn	Vice President	None
Scott Dutcher	Vice President	None
Heather C. Dzielak	Vice President	None
John Eiler	Vice President	None
Dennis J. Elliott	Vice President	None
Chioma V. Eluma	Vice President	None
Rebecca A. English	Vice President	None
John H. Escario	Vice President	None
Wayne C. Ewan	Vice President	None
Rick Falcione	Vice President	None
Christopher D. Ferrara	Vice President	None
Lauren Brooke Ferrara	Vice President	None
David Jonathan Fineman	Vice President	None
Brooks J. Fisher	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Derek W. Fisher	Vice President	None
Adam Fletcher	Vice President	None
Mary L. Fletcher	Vice President	None
Andrew Fluet	Vice President	None
Michael K. Fowler	Vice President	None
Victoria Fung	Vice President	None
Daniel J. Funk	Vice President	None
Christopher M. Gaeng	Vice President	None
Thomas A. Gannon	Vice President	None
Michele J. Giangrande	Vice President	None
John R. Gilner	Vice President	Chief Compliance Officer
Jason L. Gounaris	Vice President	None
Douglas M. Greenstein	Vice President	None
Leah B. Greenstein	Vice President	None
Gail Griffin	Vice President	None
Kris Guidroz	Vice President	None
Noel Hainsselin	Vice President	None
Jason E. Hammond	Vice President	None
Philip E. Hauser	Vice President	None
Jeffrey J. Hill	Vice President	None
Todd Hiller	Vice President	None
Megan Hopps	Vice President	None
Jason P. Horenci	Vice President	None
Karen J. Igler	Vice President	None
Robert C. Ihle	Vice President	None
Katrina Jacobs	Vice President	None
Lloyd Brendan James	Vice President	None
Daniel M. Jarrett	Vice President	None
Anjanette Kallas	Vice President	None
Heidi C. Kaney	Vice President	None
Thomas E. Kazmierczak, Jr.	Vice President	None
David M. Kittredge	Vice President	None
Valerie A. Kohlenstein	Vice President	None
Phillip Korenman	Vice President	None
Jeffrey A. Krawczak	Vice President	None
Michael K. Krawczyk	Vice President	None
Michael J. Kubik	Vice President	None
Jennifer Kulp	Vice President	None
Douglas C. Lambert	Vice President	None
Steven A. Larson	Vice President	None
Lorie Latham	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Christy H. Lausch	Vice President	None
Jonathan N. Lepore	Vice President	None
Ryan M. Liberatore	Vice President	None
Benjamin M. Livingston	Vice President	None
Christi Loftus	Vice President	None
William J. Luecking	Vice President	None
Sean M. Lynch	Vice President	None
Benjamin W. Lythgoe	Vice President	None
Sean Mackley	Vice President	None
Christopher B. Macon	Vice President	None
Edward M. Martin	Vice President	None
Vinnett M. Mason	Vice President	None
Taylor L.B. Mayo	Vice President	None
Christopher D. McAvoy	Vice President	None
Karan McClimans	Vice President	None
Michael A. McKenna	Vice President	None
Carey J. McKenzie	Vice President	None
Elizabeth M. Mealey	Vice President	None
Hector Mendez	Vice President	None
Eric Milano	Vice President	None
Sebastian J. Mitchell	Vice President	None
Thomas R. Morelli	Vice President	None
Dana P. Morgan	Vice President	None
Lauren Moser	Vice President	None
James Mugno	Vice President	None
James P. Murphy, Jr.	Vice President	None

Paul Musante	Vice President	None
Susan L. Nakai	Vice President	None
C.J. Nesher	Vice President	None
Robert H. Nicholson	Vice President	None
William N. Nolan	Vice President	None
Kevin M. O’Brien	Vice President	None

Olutokunbo A. Ojo-Ade	Vice President	None
Lance Oman	Vice President	None
Michael D. Oroszi	Vice President	None
Michael J. Park	Vice President	None
Adam Peach	Vice President	None
Glenn A. Pendleton	Vice President	None
Paul J. Pfeiffer	Vice President	None
John E. Pflieger	Vice President	None
Gregory L. Phillips	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Samantha J. Pilon	Vice President	None
Rudy Pimentel	Vice President	None
Cheryl M. Pipia	Vice President	None
Matthew Pisanelli	Vice President	None
Victor M. Pita	Vice President	None
Andrew Pizza	Vice President	None
Fran M. Pollack-Matz	Vice President	None
Brian R. Poole	Vice President	None
Matthew T. Pope	Vice President	None
William Presley	Vice President	None
Jacob V. Pruitt	Vice President	None
Jennifer J. Pyne	Vice President	None
Katherine Keene Quillen	Vice President	None
John K. Ramirez	Vice President	None
Meara R. Ranadive	Vice President	None
Seamus A. Ray	Vice President	None
Margaret H. Raymond	Vice President	None
Jennifer L. Richardson	Vice President	None

Erik C. Ronne	Vice President	None
Mary H. Roosevelt Long	Vice President	None
Brett Round	Vice President	None
Megan Keyser Rumney	Vice President	None
Melissa J. Sacks	Vice President	None
Kevin C. Savage	Vice President	None
Michael R. Saylor	Vice President	None
Jason M. Scarborough	Vice President	None
Mark A. Scarborough	Vice President	None
Joshua Scher	Vice President	None
Richard Schultz	Vice President	None
Robert A. Seidel	Vice President	None
Rania B. Selfani	Vice President	None
Amelia Seman	Vice President	None
Courtney M. Sembly	Vice President	None
Brandon Shea	Vice President	None
Erin C. Sheehan	Vice President	None
Karen M. Sheehan	Vice President	None
Nicholas A. Sheppard	Vice President	None
John E. Shetterly	Vice President	None
Ren Ruan Shi	Vice President	None
Jae M. Shin	Vice President	None
Daniel T. Shively	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Adam Sidebottom	Vice President	None
Sheila Simmons	Vice President	None
Carole Hofmeister Smith	Vice President	None
Danielle Nicholson Smith	Vice President	None
Ian M. Smith	Vice President	None
Lauren Smith	Vice President	None
Phil Soto	Vice President	None
Craig J. St. Thomas	Vice President	None
Michael Stein	Vice President	None
Daniel Tambellini	Vice President	None
Nathan G. Tawes	Vice President	None
Christopher J. Theall	Vice President	None
Christopher N. Thuku	Vice President	None
Alan P. Valenca	Vice President	None
Todd R. Valles	Vice President	None
Adam J. Varga	Vice President	None
Stephen B. Vaughan	Vice President	None
Bryan W. Venable	Vice President	None
Benjamin Vidmar	Vice President	None
Eric P. Wagner	Vice President	None
Jacob Walker	Vice President	None

William R. Weker, Jr.	Vice President	None
Paula A. Wendt	Vice President	None
Mark P. Whiskeyman	Vice President	None
Mary E. Whiteman	Vice President	None
Jennifer Whitman	Vice President	None
Natalie C. Widdowson	Vice President	None
Jonathan Wilkinson	Vice President	None
Mary G. Williams	Vice President	None
Barrett Wragg	Vice President	None
Lea B. Wray	Vice President	None
Matthew Wright	Vice President	None
John Mitchell (Mitch) Wurzer	Vice President	None
Kelly L. Zimmerman	Vice President	None
Kimberly Zook	Vice President	None
James Zurad	Vice President	None
Kimberly S. Abramshe	Assistant Vice President	None
Opeoluwa Afe	Assistant Vice President	None
Brandon Akers	Assistant Vice President	None
Daniel Michael Alderman	Assistant Vice President	None
Martin D. Allenbaugh, Jr.	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Kristen L. Alliger	Assistant Vice President	None
John R. Armstrong	Assistant Vice President	None
Megan A. Arnold	Assistant Vice President	None
Ashish L. Arora	Assistant Vice President	None
Chad L. Baker	Assistant Vice President	None
Daniel F. Beadell	Assistant Vice President	None
Joshua M. Beaudette	Assistant Vice President	None
Andrew A. Beliveau	Assistant Vice President	None
Matthew J. Bender	Assistant Vice President	None
Catherine L. Berkenkemper	Assistant Vice President	None
Javier Bermudez	Assistant Vice President	None
Shane R. Bernard	Assistant Vice President	None
Thomas J. Bianco	Assistant Vice President	None
Robert R. Biden	Assistant Vice President	None
David Birnie	Assistant Vice President	None
Paul Bishop	Assistant Vice President	None
Michael A. Bitzelberger	Assistant Vice President	None
Tara Brummell	Assistant Vice President	None
Michael P. Bruno	Assistant Vice President	None
Jeffrey A. Burns	Assistant Vice President	None
Casey S. Cartun	Assistant Vice President	None
Kathleen N. Carullo	Assistant Vice President	None
Thomas F. Casperite	Assistant Vice President	None
David Chatterton	Assistant Vice President	None
Brittany N. Chittams	Assistant Vice President	None
Steven Cook	Assistant Vice President	None
Neil Cooper	Assistant Vice President	None
Brandon Cuellar	Assistant Vice President	None
Megan Curry	Assistant Vice President	None
Lawrence C. D’Alessandra	Assistant Vice President	None
David B. Daniel	Assistant Vice President	None
Heather R. Demsky	Assistant Vice President	None
Zeyn Desai	Assistant Vice President	None
Eric W. Dezell	Assistant Vice President	None
Daniel S. Dier	Assistant Vice President	None
Kristin N. Dodson	Assistant Vice President	None
Lorraine S. Eakin	Assistant Vice President	None
Craig Elliott	Assistant Vice President	None
Bana Eyasu	Assistant Vice President	None
David M. Fairall	Assistant Vice President	None
Robin Feil	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Laura Toner Fitzpatrick	Assistant Vice President	None
Jeremy R. Flagg	Assistant Vice President	None
Kelsey E. Gallagher	Assistant Vice President	None
Omar A. Gerrero	Assistant Vice President	None
Tyler M. Ghingher	Assistant Vice President	None
David M. Gilliam	Assistant Vice President	None
Roger W. Gluck	Assistant Vice President	None
Jessica L. Gring	Assistant Vice President	None
Mary Abagail Groom	Assistant Vice President	None
James Harding	Assistant Vice President	None
William Harrison	Assistant Vice President	None
James C. Hebert	Assistant Vice President	None
Julia K. Hesson	Assistant Vice President	None
Wayne G. Ho	Assistant Vice President	None
Erin M. Hogan	Assistant Vice President	None
Keith Holmes	Assistant Vice President	None
Patrick Irish	Assistant Vice President	None
Sara Hodges Ismart	Assistant Vice President	None
Alecia M. Jesse	Assistant Vice President	None
Rachael A. Keeling	Assistant Vice President	None
Tya M. Kelly	Assistant Vice President	None
Sean P. Kilcoyne	Assistant Vice President	None
Emily A. Kookogey	Assistant Vice President	None
Kristin Kusner	Assistant Vice President	None
Daniel Lader	Assistant Vice President	None
Joshua Levine	Assistant Vice President	None
Paul M. Lichtinger	Assistant Vice President	None
Jeffrey D. Logsdail	Assistant Vice President	None
Michael Lucas	Assistant Vice President	None
MariaCarla Lurz	Assistant Vice President	None
Alyson Luszcz	Assistant Vice President	None
Danielle K. Malanczuk	Assistant Vice President	None
Amanda E. Malone Klink	Assistant Vice President	None
Patrick R. Maloney	Assistant Vice President	None
Michael R. Manning	Assistant Vice President	None
Bridgette M. Mathias	Assistant Vice President	None
David Matsumura	Assistant Vice President	None
Keith McGurrin	Assistant Vice President	None
Ashley McLeish	Assistant Vice President	None
Matthew McMenamin	Assistant Vice President	None
Gregory Moro	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
James V. Morrow	Assistant Vice President	None
Daniel J. Nelson	Assistant Vice President	None
David V. Norris	Assistant Vice President	None
Michael J. Norton	Assistant Vice President	None
Kelly M. Nowlan	Assistant Vice President	None
Michael S. Olshefski	Assistant Vice President	None
Anthony D. Polichemi	Assistant Vice President	None
David Ray	Assistant Vice President	None
Amir Reda	Assistant Vice President	None
Ryan S. Reese	Assistant Vice President	None
Caitlin Reilly	Assistant Vice President	None
Stuart L. Ritter	Assistant Vice President	None
Kristopher M. Robertson	Assistant Vice President	None
Jessica Rodriguez	Assistant Vice President	None
Dorothy A. Rostkowski	Assistant Vice President	None
Sergio Ruiz	Assistant Vice President	None
Laura L. Russell	Assistant Vice President	None
Shawn A. Sacchetti	Assistant Vice President	None
Aaron Sauro	Assistant Vice President	None
Kyle Schaffer	Assistant Vice President	None
Lindsey Schmidt	Assistant Vice President	None
Christopher D. Schwartz	Assistant Vice President	None
Heather L.H. Seabeck	Assistant Vice President	None
Eric A. Seale	Assistant Vice President	None
Francis Seitz	Assistant Vice President	None
Stewart Shettle	Assistant Vice President	None
Garrett S. Siperko	Assistant Vice President	None
Robert A. Skaare II	Assistant Vice President	None
Jesse Smith	Assistant Vice President	None
Francisco R. Solis	Assistant Vice President	None
Daniel Strine	Assistant Vice President	None
Gabriel B. Stull	Assistant Vice President	None
Jennifer L. Suess	Assistant Vice President	None

Daniel Tafoya	Assistant Vice President	None
Ali Tajdar	Assistant Vice President	None
Jill M. Talbott	Assistant Vice President	None
Lindsay F. Theodore	Assistant Vice President	None
Joy A. Thomas	Assistant Vice President	None
Andrew I. Thompson	Assistant Vice President	None
Michael R. Trujillo	Assistant Vice President	None
Courtney Vollbracht	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
William Maitland Walton	Assistant Vice President	None
Carey Ward	Assistant Vice President	None
David Weeks	Assistant Vice President	None
Timothy M. White	Assistant Vice President	None
Nicole S. Whitman	Assistant Vice President	None
Andrew M. Winn	Assistant Vice President	None
Bradley H. Yates	Assistant Vice President	None
Kathleen Yocham	Assistant Vice President	None
Jacob R. Ziegler	Assistant Vice President	None
Virginia G. Connolly	Assistant Secretary	None
Cheryl L. Emory	Assistant Secretary	None
Kathryn L. Reilly	Assistant Secretary	None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds.

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202, 1735 Market Street, Philadelphia, Pennsylvania 19103, and 103 Bellevue Parkway, Wilmington, Delaware 19809. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company’s Service Center (State Street South), One Lincoln Street, Boston, Massachusetts 02111.

Custody of Registrant’s portfolio securities which are purchased outside the United States is maintained by JPMorgan Chase Bank, London, in its foreign branches, with other banks or foreign depositories. JPMorgan Chase Bank, London, is located at Woolgate House, Coleman Street, London EC2P 2HD England.

Item 34. Management Services

Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

Item 35. Undertakings

(a) Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this September 28, 2020.

 T. ROWE PRICE HIGH YIELD FUND, INC.

 /s/David Oestreicher

By: David Oestreicher

 Director and Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/David Oestreicher	Director (Principal Executive Officer)	September 28, 2020
David Oestreicher	and Executive Vice President

/s/Alan S. Dupski	Treasurer and Vice President	September 28, 2020
Alan S. Dupski	(Principal Financial Officer
and Principal Accounting Officer)

*
Teresa Bryce Bazemore	Director	September 28, 2020

*
Ronald J. Daniels	Director	September 28, 2020

*
Bruce W. Duncan	Director	September 28, 2020

*
Robert J. Gerrard, Jr.	Chairman of the Board	September 28, 2020
and Director

*
Paul F. McBride	Director	September 28, 2020

*
Cecilia E. Rouse	Director	September 28, 2020

*
John G. Schreiber	Director	September 28, 2020

/s/Robert W. Sharps	Director	September 28, 2020
Robert W. Sharps

*/s/David Oestreicher	Attorney-In-Fact	September 28, 2020
David Oestreicher